UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [ ]

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

909 Third Avenue
32nd Floor
New York, New York 10022

Dear Member:

I am writing to inform you of a joint meeting (the "Meeting") that will be held on September 9, 2011 of members ("Members") of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds").  The purpose of the Meeting is for Members of the Funds to vote on important proposals that affect the Funds and your investment in them.

At the Meeting, Members of each Fund will vote on a proposal to approve a new investment advisory agreement between each Fund and Arden Asset Management LLC ("Arden"), pursuant to which Arden would replace Robeco Investment Management, Inc. ("Robeco") as the investment adviser of the Funds (each, a "New Advisory Agreement," and collectively, "New Advisory Agreements").  Approval of the New Advisory Agreements is being sought in connection with the agreement reached between Arden and Robeco under which Robeco Groep, N.V. will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.  Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Other than the identity of the new adviser, the terms of the New Advisory Agreements will be substantially the same as the terms of the Current Advisory Agreements, as further described below.

Additionally, at the Meeting, Members of each TEI Fund will vote on a proposal to reorganize TEI MF into MSMF, and Members of TEI will also vote on a proposal to reorganize TEI into MS (collectively, the "Reorganization").  As a result of the Reorganization, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Although Triton and TEI Inst. will not be merging with other funds, they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).  TEI and TEI MF would be terminated and dissolved.  Thus, the New Advisory Agreements for TEI and TEI MF would only take effect if the Reorganization is not implemented (either because Member approval of the Reorganization is not obtained or some other condition precedent to the Reorganization is not met).

More about the New Advisory Agreements

After careful consideration, the Boards of Managers of the Funds (each, and collectively, the "Board") determined to approve the New Advisory Agreements to enable Arden to serve as investment adviser of the Funds and to assume responsibility for providing all of the services that are now provided to the Funds by Robeco, through its Robeco-Sage division.  There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or a change in the personnel responsible for the day-to-day management of the investment portfolios of the Master Funds (as defined below).  (However, in lieu of Robeco-Sage's investment committee, investment decisions for the Master Funds' portfolios would be made under the oversight of Arden's investment committee, which would include, with respect to the Funds, Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.)

To become effective for each Fund, the New Advisory Agreement for that Fund must be approved by Members of the Fund.  With respect to MSMF and TEI MF (each, a "Master Fund"), the MS Feeder Funds and the TEI Feeder Funds (the "Feeder Funds") will each cause their respective interests in the relevant Master Fund to be voted on the proposal to approve the New Advisory Agreement for the Master Fund in the same proportion (for and against the proposal) as Members of the Feeder Funds vote their interests with respect to the approval of the New Advisory Agreement.

More about the Reorganization

The Reorganization is being proposed to consolidate funds currently managed by Robeco (and which are proposed to be managed by Arden) that have substantially identical investment objectives and policies.  This consolidation is expected to result in lower expenses that should benefit Members of the TEI Funds.

With respect to the Reorganization, it would result in the following:

•	substantially all of the assets and liabilities of TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS;

•	substantially all of the assets and liabilities of TEI MF would be acquired by MSMF, in exchange for Units of MSMF; and
•	Triton and TEI Inst. would receive Units of MSMF and become feeder funds into MSMF.

As a result, the Units of MS would be distributed to Members of TEI, in liquidation of TEI, and the Units of MSMF would be distributed to Members of TEI MF (which are TEI, Triton and TEI Inst.), in liquidation of TEI MF.  Consequently, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Each Member of TEI will receive Units of MS having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their Units in TEI.  Although Triton and TEI Inst. will not be merging with other funds (and therefore Members of Triton and TEI Inst. will continue to hold their Units in Triton and TEI Inst., as applicable), they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).  Consummation of the Reorganization is subject to the approval of Members of each of the TEI Feeder Funds.

The Board of each of the TEI Funds has approved the Reorganization and believes that consummation of the Reorganization would be in the best interests of each TEI Fund and its Members.

If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of the MS Funds, Triton and TEI Inst. (because TEI and TEI MF would have been eliminated by the Reorganization).  In the event that the Reorganization is not approved, but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

Although Members of all Funds will be voting on the New Advisory Agreements, only Members of the TEI Funds will be voting on the Reorganization.  Each TEI Feeder Fund will vote its interest in TEI MF proportionately for and against approval of the Reorganization of TEI MF in accordance with the votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal.  Consummation of the Reorganization is also subject to certain other conditions, as described in the enclosed Prospectus/Proxy Statement.

You will not incur any sales loads or other transaction charges as a result of the Reorganization.  Additional information about the investment objectives and policies of the MS Funds and additional details about the Reorganization are contained in the attached combined Prospectus/Proxy Statement.

Please take the time to familiarize yourself with this Prospectus/Proxy Statement.

The Board unanimously recommends that you vote to approve the New Advisory Agreements (all Funds) and the Reorganization (TEI Funds only).

If you have any questions about these matters, please call the Funds at (866) 773-7145.  You may indicate your approval of the New Advisory Agreements and the Reorganization, as applicable, by completing the enclosed proxy card and mailing it in the enclosed postage-paid envelope, calling toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative (please have the enclosed proxy card available for reference only and do not mail the paper proxy card), logging on to www.proxyonline.com (please have the enclosed proxy card available for reference only, follow the on-screen instructions and do not mail the paper proxy card) or voting in-person at the Meeting. Whether or not you plan to attend the Meeting, please vote your Units by mail, phone or Internet.  It is very important that you vote and that your voting instructions be received prior to the Meeting.

Thank you for considering and participating in this process.

Sincerely,

/s/ Timothy J. Stewart
Timothy J. Stewart
President and Chief Executive Officer
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

July 14, 2011

YOUR VOTE IS IMPORTANT.  PLEASE VOTE BY RETURNING YOUR PROXY CARD PROMPTLY (OR BY FOLLOWING THE ALTERNATIVE VOTING METHODS IDENTIFIED IN THE ATTACHED PROSPECTUS/PROXY STATEMENT).  MEMBERS ARE INVITED TO ATTEND THE MEETING IN PERSON.  ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Question and Answers

At the Joint Special Meeting of Members ("Members") of the Funds to be held on September 9, 2011, Members will have the opportunity to vote on proposals relating to the Funds.  We recommend that you carefully read the enclosed Prospectus/Proxy Statement, which describes the proposals in detail.  The following "Questions and Answers" are provided as a supplement to the Prospectus/Proxy Statement and to answer questions you may have.

Why are the Funds holding a Special Meeting of Members?

The Joint Special Meeting of Members is being called to consider the following significant proposals: (i) a new advisory agreement between each Fund and Arden Asset Management LLC ("Arden"); and (ii) for TEI Fund Members only, an Agreement and Plan of Reorganization that will have the effect of reorganizing the TEI Funds into the MS Funds (the "Reorganization").  As a result of the Reorganization, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Although Triton and TEI Inst. will not be merging with other funds, they will become feeder funds into MSMF after the Reorganization (in lieu of being feeder funds into TEI MF).

Why are the Members being asked to approve a new Advisory Agreement with Arden?

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden announced an agreement under which Robeco Groep will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.

Each Fund's currently effective investment advisory agreement with Robeco Investment Management, Inc. ("Robeco") (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Accordingly, Robeco and Arden proposed to the Board that each Fund enter into a new investment advisory agreement with Arden (each, a "New Advisory Agreement," and, collectively, the "New Advisory Agreements") under which Arden will have responsibility for providing all of the services that Robeco now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).

The New Advisory Agreements are subject to approval by Members before they can become effective.  Accordingly, the Board of the Funds has called a Joint Special Meeting of Members to be held on September 9, 2011 (the "Meeting") to seek Member approval for the New Advisory Agreement for each Fund.

Why is the Reorganization being proposed?

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds (in two master/feeder structures) all of which have substantially identical investment objectives and policies.  MS and MSMF would survive the Reorganization. MSMF, as the surviving Master Fund, would hold the combined investment assets of the fund complex.  Triton and TEI Inst., while not merging, would survive the Reorganization and become feeder funds into MSMF.  The Reorganization is anticipated to have the following benefits for members of the TEI Funds:

•
Members of the TEI Funds would become members of a combined larger fund structure, which is expected to lead to a decrease in fund expenses (due to economies of scale associated with a higher asset base); and

•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case.

How will the approval of the New Advisory Agreements affect me as a Member of a Fund?

If the New Advisory Agreements are approved, Arden will have responsibility for providing all of the services that Robeco now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).  Other than the identity of the new adviser, the terms of the New Advisory Agreement will be substantially the same as the terms of the Current Advisory Agreements, as further described in the Prospectus/Proxy Statement.  There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of TEI MF and MSMF (together, the "Master Funds").  However, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.

How will the approval of the Reorganization affect me as a Member of a TEI Fund?

For Members of TEI: If the Reorganization is approved, you will become a Member of MS and will receive Units of MS having a net asset value equal to the net asset value of your investment in TEI.

For Members of Triton or TEI Inst.: If the Reorganization is approved, you will remain a Member of your Fund, but your Fund will become a Feeder Fund into MSMF.

What will occur if the New Advisory Agreements are not approved?

If a New Advisory Agreement is not approved by Members for any Fund prior to the Closing, Arden will enter into an interim investment advisory agreement with that Fund (each, an "Interim Advisory Agreement," and collectively, the "Interim Advisory Agreements"), pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), with effectiveness of not more than 150 days from the Closing, and during such period Arden and the Fund would continue to seek the approval of Members of the New Advisory Agreement for that Fund.  If any of the New Advisory Agreements are not approved but the Reorganization is approved, Arden will only enter into an Interim Advisory Agreement with those Funds that have not merged (i.e., all Funds except TEI and TEI MF).  In the event that a New Advisory Agreement for any Fund is not approved within 150 days from the Closing, the Board will take such actions as it deems necessary and appropriate and in the best interest of the Fund.

What will occur if one or more New Advisory Agreements are approved, but the Reorganization is not approved and implemented?

In the event that the Reorganization is not approved but one or more New Advisory Agreements are approved, Arden would serve as the investment adviser of the Funds for which the New Advisory Agreements were approved and would enter into Interim Advisory Agreements for any other Funds.

How does the Board recommend that I vote?

The Board has carefully considered each of the proposals that will be voted on at the Meeting and unanimously recommends that you vote "For" approval of the New Advisory Agreement for your Fund, and "For" approval of the Reorganization (for Members of the TEI Funds only).

How can I vote?

Whether or not you attend the Meeting, you may vote by using one of the following options:

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.

•	By telephone: Call toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative. Have the enclosed proxy card available for reference. Do not mail the paper proxy card.

•	By Internet: Log on to www.proxyonline.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

If you attend the Meeting, you may vote in person.

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
ROBECO-SAGE TRITON FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

909 Third Avenue
32nd Floor
New York, New York 10022
(212) 908-9660

NOTICE OF JOINT SPECIAL MEETING OF MEMBERS
To be held on September 9, 2011

To the Members:

NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of members ("Members") of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds"), has been called by the Board of Managers of each of the Funds (each, and collectively, the "Board") and will be held at the offices of Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022 on September 9, 2011 at 4:00 p.m., Eastern Time.  The Meeting is being called for the following purposes:

1.
To approve a new investment advisory agreement between each Fund and Arden Asset Management LLC (each, a "New Advisory Agreement," and collectively, the "New Advisory Agreements"). (To be voted on by the Members of each Fund); and

2.
To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of: (a) TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by MSMF, in exchange for Units of MSMF.  (As a result of the Reorganization, Triton and TEI Inst., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF). (To be voted on by the Members of each TEI Fund only.)

3.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

The following table shows the applicability of each proposal to each Fund:

Fund	1. New Advisory Agreement	2. Reorganization
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	X	X
Robeco-Sage Triton Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	X

Members of record of the Funds as of the close of business on July 11, 2011 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your Units by returning the proxy card by mail in the enclosed postage-paid envelope provided (or by following the alternative voting methods identified in the attached Prospectus/Proxy Statement).  Your vote is important.

By Order of the Board of Managers,
/s/ Timothy J. Stewart
Timothy J. Stewart
President and Chief Executive Officer
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
Robeco-Sage Triton Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Robeco-Sage Multi-Strategy Fund, L.L.C.
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
Robeco-Sage Multi-Strategy Master Fund, L.L.C.

July 14, 2011

To secure the largest possible representation and to save the expense of further mailings, please vote your proxy using one of the methods below.  If voting by mail, no postage is required if mailed in the United States.  You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Prospectus/Proxy Statement.

•	By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed envelope.
•	By telephone: Call toll-free at 1-800-622-1291 to vote by phone with a proxy voting representative. Have the enclosed proxy card available for reference. Do not mail the paper proxy card.
•	By Internet: Log on to www.proxyonline.com. Have the enclosed proxy card available for reference. Follow the on-screen instructions. Do not mail the paper proxy card.

PROSPECTUS/PROXY STATEMENT

OF

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

AND

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Dated July 14, 2011

AND PROXY STATEMENT OF

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
ROBECO-SAGE TRITON FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.

(together, the "Prospectus/Proxy Statement")

This Prospectus/Proxy Statement solicits proxies to be voted at a joint special meeting (the "Meeting") of members ("Members") of each of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI"), Robeco-Sage Triton Fund, L.L.C. ("Triton"), Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. ("TEI Inst.," and together with TEI and Triton, the "TEI Feeder Funds"), Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with the TEI Feeder Funds, the "TEI Funds"), Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"), Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. ("MS Inst.," and together with MS, the "MS Feeder Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with the MS Feeder Funds, the "MS Funds") (individually, a "Fund," and collectively, the "Funds").  The Meeting has been called by the Boards of Managers of the Funds (each, and collectively, the "Board") to vote on (i) the approval of a new investment advisory agreement between each Fund and Arden Asset Management LLC (each, a "New Advisory Agreement," and collectively, the "New Advisory Agreements") (to be voted on by the Members of each Fund); and (ii) the approval of a proposal to reorganize each of the TEI Funds (to be voted on by the Members of the TEI Funds only).

The following table shows the applicability of each proposal to each Fund:

Fund	1. New Advisory Agreement	2. Reorganization
Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	X	X
Robeco-Sage Triton Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	X	X
Robeco-Sage Multi-Strategy Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	X
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	X

This Prospectus/Proxy Statement is first being mailed to Members on or about July 14, 2011.

Approval of the New Advisory Agreements is being sought in connection with the announced acquisition by Arden of the investment advisory business of a division of Robeco Investment Management, Inc. ("Robeco"), the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to the satisfaction of certain conditions.  Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the Closing.  Other than the identity of the new adviser (Arden), the terms of the New Advisory Agreements will be substantially the same as the terms of the Current Advisory Agreements, as further described under "Proposal 1: To Approve New Investment Advisory Agreements" below.

In the reorganization of the TEI Funds, substantially all of the assets and liabilities of TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS, and substantially all of the assets and liabilities of TEI MF would be acquired by MSMF, in exchange for Units of MSMF (the "Reorganization").  Both the TEI Funds and the MS Funds are structured as master/feeder structures.   In lieu of being feeder funds into TEI MF, Triton and TEI Inst., though not merging, would receive Units of MSMF and become feeder funds into MSMF.  Each of the TEI Funds and the MS Funds is a Delaware limited liability company.  This Proposal is further described under "Proposal 2: To Approve an Agreement and Plan of Reorganization" below.

The principal office and telephone number of each of the Funds is 909 Third Avenue, 32nd Floor, New York, New York 10022 and (212) 908-9660.  Robeco, through its Robeco-Sage division, is currently the investment adviser of the Funds, each of which is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Implementation of the Reorganization is not contingent on approval of the New Advisory Agreements.  Further, the proposed New Advisory Agreements are not conditioned on the Reorganization being consummated.  If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of only those Funds surviving the Reorganization (i.e., the MS Funds, Triton and TEI Inst.).  In the event that the Reorganization is not approved but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

The Meeting will be held at the offices of Robeco, which are located at 909 Third Avenue, 32nd Floor, New York, New York 10022, on September 9, 2011 at 4:00 p.m., Eastern Time.  You can reach the offices of Robeco by calling (212) 908-9660.  This Prospectus/Proxy Statement will first be sent to Members on or about July 14, 2011.

For TEI Fund Members, this Prospectus/Proxy Statement gives you information about an investment in MS and MSMF (each, an "Acquiring Fund," and collectively, the "Acquiring Funds") and about other matters that you should know before voting and investing.  You should retain it for future reference.  A statement of additional information dated July 14, 2011 (the "Statement of Additional Information"), relating to this Prospectus/Proxy Statement, containing more information about the Acquiring Funds and the TEI Funds and the Reorganization, has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference.  The Statement of Additional Information is available without charge by calling (212) 908-9660, or by writing to the Funds c/o Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.

Also for TEI Fund Members, the Prospectus of MS, dated July 19, 2010, as amended to date (the "Acquiring Funds Prospectus"), and the annual reports of the Acquiring Funds for the period ended March 31, 2011, all of which are incorporated by reference into this Prospectus/Proxy Statement, are enclosed with and are considered a part of this Prospectus/Proxy Statement and are intended to provide you with additional information about the Acquiring Funds.

For the Members of all Funds, all properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein.  If no instructions are marked, properly executed proxies will be voted "For" each of the Proposals (as applicable) and will be voted in accordance with the judgment of the persons appointed as proxies on any other matter that may properly come before the Meeting or any adjournment thereof.  Members who execute proxies retain the right to revoke them by (i) submitting a written notice of revocation to the Fund; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by telephone.  In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  See "Proxy Voting and Member Meeting Information."

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  See "Proxy Voting and Member Meeting Information."

The close of business on July 11, 2011 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

Members of the TEI Funds are entitled to vote in proportion to their capital account balances, as of the Record Date, and Members of the MS Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).  As of the close of business on the Record Date, the approximate number of Units outstanding of each Fund was as follows:

Robeco-Sage Multi-Strategy TEI Fund, L.L.C.	18,361.85
Robeco-Sage Triton Fund, L.L.C.	78,406.35
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.	34,538.37
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	125,068.17
Robeco-Sage Multi-Strategy Fund, L.L.C.	94,607.94
Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.	18,975.98
Robeco-Sage Multi-Strategy Master Fund, L.L.C.	102,463.56

If not enclosed, copies of each Fund's most recent annual report and semi-annual report are available upon request, without charge, by calling the number indicated under "Other Matters and Additional Information–Contacting the Funds" on page 55 or by writing to Robeco, 909 Third Avenue, New York, New York 10022.  You may also view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-202-551-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail:  publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Information regarding persons known to own five percent or more of the interests in any of the Funds ("Interests") and information regarding the ownership of Interests by Managers of the Funds is contained in Exhibit C.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Members to Be Held on September 9, 2011

The following materials and information relating to this Prospectus/Proxy Statement are available at www.proxyonline.com by entering the control number that appears on your proxy card:  (i) the Prospectus/Proxy Statement and accompanying Notice of Joint Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of each Fund's Annual Report to Members for the fiscal year ended March 31, 2011.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

Page

PROPOSAL 1: TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS	16
1940 Act Requirements	17
Overview of Arden	18
Description of the New Advisory Agreements and Current Advisory Agreements	20
Board Consideration of New Advisory Agreements	22
Required Vote	24
Additional Information	25

PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	26

Summary	27
What is the purpose of the Proposal?	27
How will the Reorganization be effected?	28
How do the investment objectives, strategies and policies of the TEI Funds and the Acquiring Funds compare?	28
Who manages the Funds?	29
Proposed change in management of the Funds	31
How would each Fund be impacted by the consummation of the Reorganization?	31
What are the fees and expenses of each Fund and what might they be after the Reorganization?	31
How do the performance records of the Funds compare?	37
Where can I find more financial information about the Funds?	37
How do the purchase and repurchase procedures of the Funds compare?	37
What are other key features of the Funds?	38

Comparison of Principal Risk Factors	40

Information about the Reorganization and the Plan	43
How will the Reorganization be carried out?	43
What are the tax consequences of the Reorganization?	44
What are the tax consequences of Non-U.S. investors in the TEI Feeder Funds becoming investors in MS or in a Fund that becomes a feeder fund into MSMF?	44
What are the tax consequences of TEI MF transferring a Portfolio Fund prior to the Reorganization?	44
What should I know about Units of the Acquiring Funds?	45
What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?	45

Reasons for the Reorganization and Board Considerations	46

Comparison of Investment Objectives, Strategies, Policies and Risks	49
Are there any significant differences between the investment objectives of the TEI Funds and the Acquiring Funds?	49
Are there any significant differences between the investment strategies and policies of the TEI Funds and the Acquiring Funds?	49
How do the fundamental investment restrictions of the Funds differ?	49

More Information about the Funds	50

Proxy Voting and Member Meeting Information	52
How will solicitations be made?	52
How will Member voting be handled?	52
What vote is necessary to approve the Proposals?	52
How do I ensure my vote is accurately recorded?	53
May I revoke my proxy?	53
What other matters will be voted upon at the Meeting?	53
Who is entitled to vote?	53
Who will pay the expenses of soliciting proxies?	54
How do I submit a member proposal?	54

Other Matters and Additional Information	55

Principal Holders of Units	56

EXHIBITS

Exhibit A – Form of New Investment Advisory Agreements
Exhibit B – Form of Agreement and Plan of Reorganization
Exhibit C – Principal Holders of Units as of July 11, 2011

PROPOSAL 1: TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden Asset Management LLC ("Arden") announced an agreement under which Robeco Groep will transfer to Arden management of the Robeco-Sage fund of funds complex (the "Transaction").  The Transaction is expected to close effective October 1, 2011 (the "Closing"), subject to meeting certain conditions to closing.  Additionally, under the terms of the Transaction, Arden and Robeco Investment Management, Inc. ("Robeco") have agreed not to take actions that would cause non-adherence to Section 15(f) of the 1940 Act, as further described under "1940 Act Requirements" below.

Each Fund's currently effective investment advisory agreement with Robeco (each, a "Current Advisory Agreement," and collectively, the "Current Advisory Agreements") will terminate in connection with the Transaction, effective upon the closing of the Transaction.  Accordingly, Robeco and Arden proposed to the Board that each Fund enter into a new investment advisory agreement with Arden (each, a "New Advisory Agreement," and, collectively, the "New Advisory Agreements") under which Arden will have responsibility for providing all of the services that Robeco, through its Robeco-Sage division, now provides to the Funds and will be responsible for the day-to-day management of the investment portfolio of the Funds (although the individuals who are currently responsible for the day-to-day portfolio management of the Funds will remain the same).  Other than the identity of the new adviser (Arden), the terms of the New Advisory Agreements are substantially the same as the terms of the Current Advisory Agreements, as further described below.  Assuming approval of the New Advisory Agreements by Members, Arden will enter into expense limitation agreements with the Funds that have substantially the same terms, including the same expense limitation amount, as the current expense limitation agreements in effect between the Funds and Robeco.  The costs associated with soliciting proxies for approval of the New Advisory Agreements and the Reorganization will be borne by Robeco.

The New Advisory Agreements were considered by the Board at in-person meetings held on May 25, 2011 and June 6, 2011.  At these meetings, the Board reviewed information relating to Arden, including materials relating to Arden's business, personnel and financial resources, and met with and asked questions of senior management of Arden.  The Board also reviewed the terms of the New Advisory Agreements.

After careful consideration of various matters, and evaluation of all factors deemed relevant, the Board, at its meeting held on June 6, 2011, unanimously approved the New Advisory Agreement for each Fund.  To become effective for a Fund, the New Advisory Agreement must be approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act and the rules thereunder) held by Members of the Fund.

The New Advisory Agreements are substantially the same as the corresponding Current Advisory Agreements, except for the replacement of the investment adviser and the dates of their effectiveness.  A form of the New Advisory Agreement for a Feeder Fund and a Master Fund is contained in Exhibit A to this Prospectus/Proxy Statement.

There will be no change in fees payable by any of the Funds under the New Advisory Agreements, nor is it expected that the Funds will bear any increase in the aggregate amount of other fees or expenses as a result of the Transaction.  In addition, the Transaction is not expected to result in any change in the investment objectives or investment policies of the Funds or any change in the personnel responsible for the day-to-day management of the investment portfolio of TEI MF and MSMF (together, the "Master Funds").  However, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.

1940 Act Requirements.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser of a registered investment company, such as the Funds, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company.  Therefore, the approval of the New Advisory Agreements by Members is required to implement the New Advisory Agreements.  Pursuant to the requirements of agreements between the Feeder Funds and the Master Funds, each Feeder Fund will vote its interest in its corresponding Master Fund proportionately, for and against approval of the New Advisory Agreements, in accordance with the votes cast by Members of the Feeder Funds at the Meeting for and against the proposal to approve the New Advisory Agreements.  If the New Advisory Agreements are not approved by Members for any Fund, Arden will enter into an interim investment advisory agreement that has been approved by the Board, pursuant to Rule 15a-4 under the 1940 Act, with effectiveness of not more than 150 days from the Closing, and during such 150 day period Arden and the Fund would continue to seek the approval of Members of the New Advisory Agreement.  In the event that a New Advisory Agreement for any Fund is not approved by Members within 150 days from the Closing, the Board will take such actions as it deems necessary and appropriate and in the best interest of the Fund.  Any interim advisory agreement entered into between Arden and a Fund would meet the requirements of Rule 15a-4(b)(2), including that (i) the compensation rate paid to Arden would be no greater than the compensation rate received under the Current Advisory Agreements, (ii) the agreement would provide for termination by the Board or a majority of Members at any time, without the payment of penalty, on not more than 10 calendar days' written notice to Arden, and (iii) compensation earned by Arden under the interim investment advisory agreement would be held in an interest-bearing escrow account with the Fund's custodian until the New Advisory Agreements are approved.  If the New Advisory Agreements are not approved within the 150 day period from Closing, Arden would be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the interim contract (plus interest) or (ii) the total amount in the escrow account (plus interest).

If the New Advisory Agreements are approved by Members, they will become effective and will have an initial term expiring two years from the Closing.  The New Advisory Agreements may continue in effect from year to year after their initial term, provided that such continuance is approved annually by:  (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members; and, that, in either event, such continuance also is approved by a majority of the managers who are not "interested persons," as defined by the 1940 Act, of the Funds (the "Independent Managers of the Funds"), by vote cast in person at a meeting called for the purpose of voting on such approval.

In connection with the Transaction, Robeco and Arden will not take any action that would have the effect of causing the requirements of any "safe harbor" provisions afforded by Section 15(f) of the 1940 Act not to be met.  Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser of an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.  First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto.  The term "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person," as defined by the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.  The Board is not aware of any circumstances that would result in an unfair burden being imposed on the Funds.

The second condition of Section 15(f) is that, during the three-year period following consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser of the investment company.  With respect to this second condition, three of the four Managers are not "interested persons" of Robeco or Arden.  Thus, the Board currently satisfies the 75% requirement.

Arden has agreed with Robeco to not take, and to use reasonable best efforts to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of the provisions of Section 15(f) not to be met in connection with the Transaction.

Overview of Arden.

Arden is a limited liability company organized under the laws of Delaware.  Arden has been registered as an investment adviser with the SEC since 2002 through its predecessor, Arden Asset Management, Inc. ("AAM INC").  AAM INC assigned all of its investment management activities to Arden effective January 1, 2006.  Arden is controlled primarily by AAM INC as the controlling member although various individual senior Arden staff have been issued membership interests entitling them to share in the profits of Arden.  Averell H. Mortimer owns 65% of AAM INC and he has contributed a non-controlling 35% interest to The Mortimer Family 2009 Trust, a trust established for the benefit of his children.  Arden provides investment advisory services and management services to commingled private investment funds.  Arden also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis.  As of January 31, 2011 Arden had more than $7 billion in assets under management.  The address of each of Arden and AAM INC is 375 Park Avenue, 32nd Floor, New York, NY 10152.

The following chart sets forth the name, address and principal occupation of the principal executive officer of Arden:

Name	Address	Principal Occupation
Averell H. Mortimer	375 Park Avenue, 32nd Floor, New York, NY 10152	Chief Executive Officer

As noted above, following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.

Averell H. Mortimer. Averell H. Mortimer is the Founder, President and Chief Executive Officer of Arden (1993 – present). Mr. Mortimer is the Chairman of Arden's Investment Committee, and works closely with the other members of the Investment Committee, as well as Arden's team of research professionals, to develop and implement the Firm's investment policies. With 27 years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University's School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at Arden (2001 – present) and is a member of Arden's Investment Committee. Mr. Davis is responsible for managing the firm's research activities, including supervising ongoing manager monitoring. Prior to joining Arden, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles.  Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at Arden (2002 – present) and is a member of Arden's Investment Committee. Mr. McDonald is responsible for European & Asian manager research.  Mr. McDonald works out of, and is responsible for managing, Arden's London office. Prior to joining Arden, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group's European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge's Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an M.A. (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Matthew Bianco, CFA, FRM. Mr. Bianco is a Managing Director at Arden (2007 – present) and is a member of Arden's Investment Committee. Mr. Bianco is head of Risk Management and oversees the firm's quantitative analysis and portfolio construction functions. Mr. Bianco is also actively involved in strategy selection and other general investment research activities of the firm. Prior to joining Arden, Mr. Bianco was the head of Market Risk Management for WestLB in New York (1994 – 2007).  He was responsible for the analysis and optimization of risk for all activities in North America, with a focus on structured finance, asset securitization and structured credit products. Mr. Bianco earned a Bachelor of Engineering degree in Electrical Engineering from Cooper Union, as well as an MS in Computer Engineering from Rutgers University. Mr. Bianco also received an M.B.A. in banking and financial markets from the NYU Stern School of Business. He holds the Financial Risk Manager certification from the Global Association of Risk Professionals, and the Chartered Financial Analyst designation from the CFA Institute.

Description of the New Advisory Agreements and Current Advisory Agreements.

Robeco, through its Robeco-Sage division, has served as investment adviser of Triton since its commencement of operations in 2003, of MS since its commencement of operations in 2005, of TEI MF and TEI Inst. since their commencement of operations in 2008, of MSMF and MS Inst. since their commencement of operations in 2009, and of TEI since its commencement of operations in 2010.  The Current Advisory Agreements were approved by the Board at meetings held on November 20, 2003 with respect to Triton, September 12, 2005 with respect to MS, September 8, 2008 with respect to MSMF, TEI MF, TEI Inst. and MS Inst. and February 22, 2010 with respect to TEI.  After their initial terms, the Current Advisory Agreements have been continued in effect annually by action of the Board (with the exception of the Current Advisory Agreement for TEI, which is still within its initial two year term).  These continuances were last approved at a meeting held on September 2, 2010.  The Current Advisory Agreements were last approved by the organizational members of each Fund on November 20, 2003 with respect to Triton, September 12, 2005 with respect to Multi-Strategy, September 8, 2008 with respect to MSMF, TEI MF, TEI Inst. and MS Inst. and February 22, 2010 with respect to TEI.

The terms of the Current Advisory Agreements and the New Advisory Agreements are described generally below.

Advisory Services. Under the Current Advisory Agreements, Robeco is responsible for managing the investment activities of the Funds, subject to the supervision of the Board, in a manner consistent with the Funds' investment objectives.  The New Advisory Agreements require that Arden provide the same services.

Advisory Fee.  In consideration of services provided by Robeco under the Current Advisory Agreements, a quarterly advisory fee computed at the annual rate of 0.75% of the average net assets of the Funds during each calendar quarter, after adjustment for any subscriptions effective on such date, is payable by the Funds to Robeco and is due and payable in arrears within five business days after the end of such calendar quarter.  However, so long as substantially all of a Feeder Fund's assets are invested in its corresponding Master Fund, the Feeder Fund will not be subject to the advisory fee at the Feeder Fund level and will indirectly bear the advisory fee paid at the Master Fund level as an investor in the Master Fund.  The same fees will be payable to Arden under the New Advisory Agreements.  For the fiscal year ended March 31, 2011, Robeco received advisory fees from MSMF and TEI MF (excluding the impact of any expense limitation) of $738,229 and $914,695, respectively.

Pursuant to the current expense limitation agreements in effect between the Funds and Robeco, the expense limitation for each Feeder Fund is: 1.70% with respect to Triton, 2.25%

with respect to MS, 1.15% with respect to TEI Inst., 1.40% with respect to MS Inst. and 2.25% with respect to TEI.  Pursuant to each expense limitation agreement, Robeco has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to the per annum percentage of the Fund's average monthly net assets set forth above.  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund carries forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the expense limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the expense limitation in effect at the time the expense was paid or absorbed.  The expense limitation agreement will remain in effect until terminated by the Fund.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the expense limitation agreement.  Upon the effectiveness of the New Advisory Agreements, Arden will be entering into an expense limitation agreement with each Feeder Fund providing for identical levels of expense limitations.

Liability and Indemnification. The Current Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence on the part of Robeco or reckless disregard of its obligations, Robeco, including its directors, officers, employees, affiliates, successors or other legal representatives (collectively, the Affiliates), shall not be liable to the Funds for any error of judgment, for any mistake of law or for any act or omission by Robeco or any of the Affiliates or for any loss suffered by the Funds.  The provisions of the New Advisory Agreements relating to the liability of Arden are the same as those in the Current Advisory Agreements.

Effective Date and Term.  The Current Advisory Agreements had initial terms that expired two years after their effective dates and continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members or by the Board; and provided that in either event such continuance is also approved by a majority of the Independent Managers of the Funds, by vote cast in person at a meeting called for the purpose of voting on such approval.  The provisions of the New Advisory Agreements relating to the term of effectiveness of the New Advisory Agreements are the same as those of the Current Advisory Agreements, except that the New Advisory Agreements will become effective on the Closing (or if the approval of Members has not yet been obtained, as soon as reasonably practicable thereafter, in which case, the Funds would enter into interim agreements consistent with the provisions of Rule 15a-4 as further described in "1940 Act Requirements" above) and will have an initial term expiring two years thereafter.

Termination.  The Funds have the right, at any time and without payment of any penalty, to terminate the Current Advisory Agreements upon sixty days' prior written notice to Robeco, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act and the rules thereunder) held by Members.

Robeco has the right, at any time, without payment of penalty, to terminate the Current Advisory Agreements upon sixty days' prior written notice to the Funds.  The New Advisory Agreements have the same termination provisions.

Board Consideration of New Advisory Agreements.

In making their determination to approve the New Advisory Agreements and to recommend their approval by Members, the Board considered all information they deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and the ability of Arden to provide services to the Funds of the same scope and quality as are now provided.  The Board, including the Independent Managers of the Funds, reviewed materials furnished by Arden, including information regarding Arden and its personnel, operations and financial condition.  At its meetings, the Board also met with representatives of Arden's management and discussed various matters relating to the operations of the Funds and Arden's plans with respect to the Funds.  Representatives of Arden addressed questions regarding the experience and qualifications of Arden and its ability to provide the full range of services required for the operations of the Funds, and the Arden representatives informed the Board that Arden expects to provide services to the Funds of at least the same scope, nature and quality of the services currently being provided to the Funds.  These representatives stated that the personnel responsible for the day-to-day management of the investment portfolio of the Master Funds will continue to provide day-to-day management after the Closing.  However, they noted that following the Closing, investment decisions for the Master Funds' portfolios will be made with the oversight of Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin, rather than with the oversight of Robeco-Sage's investment committee.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Managers of the Funds) unanimously approved the New Advisory Agreements.  In connection with the Board's review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the New Advisory Agreements.  The Board determined, in approving the New Advisory Agreements, that the New Advisory Agreements will enable the Funds to obtain high quality investment advisory services at a cost that is reasonable and appropriate.  No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Advisory Agreements.

In connection with their deliberations, the Board requested, received and reviewed information regarding the New Advisory Agreements and relevant materials furnished by Arden.  These materials included information regarding Arden and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.  In addition, the representations made by representatives of Arden were considered.  In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by Arden.  The Board reviewed the proposed services that Arden would provide to the Funds and reviewed various presentations from Arden's management in this regard.  In connection with the investment advisory services that would be provided to the Funds, the Board discussed, in detail, with representatives of

Arden the proposed management of the Funds' investments in accordance with the Funds' stated investment objectives and policies.  The Board observed that the nature and scope of services proposed to be provided under the New Advisory Agreements are substantially the same as those that are currently provided to the Funds by Robeco.  The Board considered the fact that the Current Advisory Agreements and the New Advisory Agreements, including the terms relating to the services proposed to be performed by Arden, and the fees payable by the Funds, are substantially the same except for the replacement of the investment adviser and the date of the Agreements.  The Board also considered Arden's capability to manage a fund registered under the 1940 Act, including the adequacy of Arden's compliance program and resources.  The Board also took into account representations by Arden that it does not expect to make any changes to (i) the investment objectives or principal strategies of the Funds; or (ii) the day-to-day portfolio management of the Funds.  Paul S. Platkin and Darren S. Wolf, who currently have responsibility for the day-to-day management of the Funds, have indicated their intent to join Arden and continue to provide such portfolio management services, and Arden confirmed to the Board its retention of these individuals.  The Managers considered the amount of assets under the management of Arden, as well as the experience of the individuals comprising Arden's investment committee, which, with respect to the Funds, would include Robeco-Sage's current Chief Investment Officer, Paul S. Platkin.  Based on its review of the information provided at the meeting, and the discussions with the representatives of Arden and counsel (as well as the review of Arden's past performance, discussed below), the Board concluded that it was reasonable to expect that the Funds would receive the services required from Arden under the New Advisory Agreements and that these services should be of reasonably high quality.

(b) Investment performance of the Funds and Arden.  In connection with the evaluation of the services to be provided by Arden, the Board generally reviewed the performance of Arden with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Funds and that of other registered funds employing similar investment strategies.  The Board found that Arden's performance compared favorably to that of the Funds and other comparable registered funds, recognizing though that Arden's performance was for unregistered funds with strategies somewhat different from those of the Funds.

(c) Cost of the services to be provided and profits to be realized by Arden from the relationship with the Funds.  The Board also considered the cost of the services to be provided by Arden.  It considered that under the New Advisory Agreements, as with the Current Advisory Agreements, each Fund would be required to pay a fee at the annual rate of 0.75% of the Fund's average net assets, except that this fee will not be charged to a Feeder Fund so long as the Feeder Fund remains substantially invested in the corresponding Master Fund.  The Board also considered that, in addition to the fees to be charged by Arden, each Feeder Fund will also bear its pro rata portion of the advisory fees charged by the portfolio funds in which the corresponding Master Fund invests.  The Board reviewed information comparing the proposed advisory fee rates and the estimated Fund total expense ratios to those of other similar registered funds of hedge funds.  Additionally, the Board considered that Arden has agreed to an expense limitation with respect to each Feeder Fund (identical to those that are currently in effect) and evaluated the impact of the expense limitations on Arden and the Funds.

The Board found that the Funds' proposed advisory fee rates compared favorably to the fee rates paid by other similar registered funds.  The Board also found that the proposed fee rate compared favorably to the fees charged by Arden to other accounts it manages.

The Board also considered an estimate of the profits to be realized by Arden from its relationship with the Funds (the "Profitability Analysis").  After reviewing the information contained in the Profitability Analysis, the Board concluded that, given the investment strategy of the Funds and the quality of services proposed to be provided, the profitability of Arden with respect to the Funds seemed reasonable.

(d) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.  The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets.  The Board concluded that, although net assets of the Funds have grown since their inception, the Funds have not yet reached an appropriate size to support fee reduction based on economies of scale to be realized by Arden.

(e) Other factors.  The Board also considered that the Transaction will likely result in a change in the Funds' distributor following the Closing.  The Board, however, took into account representations from both Arden and Robeco that this change should not impact, in any material respect, the Funds' sales and marketing arrangements.  The Board thus concluded that this factor should not be material to its consideration of the New Advisory Agreements.

The Board also considered possible alternatives to approval of the New Advisory Agreements, including the possibility of retaining a different adviser.  The Board concluded, however, that for a variety of reasons, these alternatives would not be in the best interest of the Funds.  The Board concluded, among other things, that the retention of Arden would best position the Funds to continue or improve upon the relatively good performance of the Funds to date, while limiting any risk of a potential disruption of services to the Funds or a significant reduction in assets.  Moreover, the Board determined that Arden has the requisite expertise, personnel and resources to enable it to provide high quality services to the Funds.

Furthermore, the Board considered potential economic costs/benefits to Arden/Robeco as a result of the Transaction, including that under the terms of the transaction agreement between Arden and Robeco, Arden (out of its own resources) has agreed to pay Robeco a portion of Arden's revenues earned from the Funds.

After consideration, the Board and the Independent Managers (voting separately), unanimously concluded that the proposed fees under each New Advisory Agreement were fair and reasonable in light of the quality of services proposed to be provided, and approved each New Advisory Agreement.

Required Vote.

Approval of each of the New Advisory Agreements by Members requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act and the rules thereunder) held by Members, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the Meeting, if more than 50% of the outstanding interests in the Fund are represented at the Meeting.  Members of each Feeder Fund will vote to approve a New Advisory Agreement for their respective Feeder Fund, and each Feeder Fund will vote its interest in its corresponding Master Fund proportionately for and against approval of a New Advisory Agreement for that Master Fund in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement.

Additional Information.

In the event that Proposal 2 is not approved by Members of the TEI Funds, but the New Advisory Agreements are approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.

PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Members of each of the TEI Funds are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") that will have the effect of reorganizing the TEI Funds into the MS Funds (the "Reorganization").  Under the Plan, TEI would be reorganized into MS, TEI MF would be reorganized into MSMF and Triton and TEI Inst. would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF.

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds in two master/feeder structures.  MS and MSMF would survive the Reorganization.  MSMF would hold the combined investment assets of the fund complex.  Triton and TEI Inst., while not merging, would become feeder funds into MSMF.  The Reorganization is anticipated to have the following benefits for Members of the TEI Funds:

•	Members of the TEI Funds would become members of a combined larger fund, which is expected to lead to a decrease in fund expenses (due to economies of scale associated with a higher asset base);
•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case; and

•
Because TEI MF and MSMF have substantially identical investment strategies, the Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by Robeco after the Reorganization.

MS, MS Inst. (another feeder fund into MSMF) and MSMF were organized on June 8, 2005, July 25, 2008 and July 25, 2008, respectively, and commenced operations on December 1, 2005, January 1, 2009 and January 1, 2009, respectively.  As of March 31, 2011, the net assets of MS, MS Inst. and MSMF were $100,912,751, $13,607,000 and $115,500,576, respectively.  TEI, Triton, TEI Inst. and TEI MF commenced operations on April 1, 2010, September 30, 2003, November 1, 2008 and October 1, 2008, respectively.  As of March 31, 2011, the net assets of TEI, Triton, TEI Inst. and TEI MF were $15,318,409, $79,637,876, $38,547,797 and $133,617,522, respectively.

At a special joint meeting of the Boards of Managers of the TEI Funds (each, and collectively, the "TEI Board") held on June 6, 2011, the TEI Board, including all of the Independent Managers, approved the Plan substantially in the form attached to this Prospectus/Proxy Statement as Exhibit B, which qualifies the following discussion in its entirety.  The TEI Board has determined that the Reorganization is in the best interests of the Members of each of the TEI Funds.

More specifically, pursuant to the Plan, substantially all of the assets and liabilities of: (a) TEI would be acquired by MS in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by MSMF, in exchange for Units of MSMF.  In addition, in lieu of being feeder funds into TEI MF, Triton and TEI Inst. would receive Units of MSMF and would become feeder funds into MSMF.  Under the Plan, the Units of MS and MSMF received by TEI and TEI MF, respectively, will be distributed pro rata to Members of

TEI and TEI MF in liquidation of the Units of Members in TEI and TEI MF, and upon such distribution, TEI and TEI MF will be terminated and actions will be taken to dissolve TEI and TEI MF under Delaware law.

The Plan is subject to the separate approval of Members of each of the TEI Funds (voting separately).  A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  Although Triton and TEI Inst. would not themselves merge (but rather would become feeder funds in MSMF under the terms of the Plan), Members of Triton and TEI Inst. will be requested to vote on the reorganization of TEI MF into MSMF. (Pursuant to the requirements of the master/feeder agreement between each TEI Feeder Fund and TEI MF, each TEI Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual votes of the TEI Feeder Funds' Members at the Meeting for and against the Reorganization.  Accordingly, the vote of each member of TEI will apply towards both the vote of the Reorganization of TEI, as well as the Reorganization of TEI MF.)  If the Reorganization is consummated, each member of TEI MF (i.e., the TEI Feeder Funds) will receive Units of MSMF having a net asset value equal to the net asset value of that TEI Feeder Fund's investment in the TEI MF.  Similarly, each member of TEI will receive Units of MS having a net asset value equal to the net asset value of that member's investment in TEI.  Members of Triton and TEI Inst. will continue to be Members of those Funds and to hold their Units of Triton and TEI Inst., as applicable.

The Reorganization of a TEI Fund is contingent upon the Reorganization of each other TEI Fund.  Accordingly, in the event the Reorganization is not approved by all three TEI Feeder Funds, no Reorganization will be consummated as to any of the TEI Funds.

Summary

This is only a summary of certain information contained in the Prospectus/Proxy Statement.  You should read the complete information contained in the rest of this Prospectus/Proxy Statement, including the form of Plan (attached as Exhibit B), and in the Prospectuses of MS and the Acquiring Funds' Annual Reports, which are included with this Prospectus/Proxy Statement.

What is the purpose of the Proposal?

The Reorganization is intended to consolidate the TEI Funds with the MS Funds.  Like the TEI Funds, the MS Funds are managed by Robeco.  It is expected that the Reorganization will achieve certain efficiencies and cost savings that are anticipated to result from the consolidation of the Funds.  (See "What are the fees and expenses of each Fund and what might they be after the Reorganization?" below.)

Additionally, each MS Fund recently elected to be classified as an association taxable as a corporation and to seek to qualify as a "regulated investment company" ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code").  The RIC status of the MS Funds allows the MS Funds to accept investments from U.S. taxable, U.S. tax-exempt or Non-U.S. investors, whereas the TEI Funds accept investments only from U.S. tax-exempt or Non-U.S. investors.  Because MS Funds accept U.S. tax-exempt and Non-U.S. investors, and because the MS Funds and the TEI Funds have substantially the same investment objectives, investment policies and investment portfolio, the TEI Funds are a redundant product in the Robeco-Sage fund of funds complex.

How will the Reorganization be effected?

The TEI Board has approved the Plan and recommends that Members of each of the TEI Funds vote to approve the Plan.  If the Members of each of the TEI Funds approve the Plan, substantially all of each of TEI's and TEI MF's net assets will be transferred to the corresponding Acquiring Fund, in exchange for Units of the respective Acquiring Fund equal in value to the net assets of the TEI Fund that are transferred to the Acquiring Fund.  The respective Acquiring Fund's Units will then be distributed pro rata to the respective TEI Fund's Members and TEI and TEI MF will be terminated and dissolved under Delaware law.

If the Reorganization is approved and consummated, Members of TEI will become Members of MS, and Members of TEI MF will become Members of MSMF.  Members of Triton and TEI Inst. will remain as Members of those Funds, but Triton and TEI Inst. will become feeder funds into MSMF.  MS and MS Inst. will remain as feeder funds into MSMF.  The Reorganization will occur on a date agreed to by the parties to the Plan (the "Closing Date"), which is expected to be September 30, 2011.

For the reasons set forth below under "Reasons for the Reorganization," the TEI Board and the Board of Managers of the MS Funds (the "MS Funds Board," and collectively, the "Board") have concluded that the Reorganization is in the best interests of the TEI Funds and the Acquiring Funds, respectively.  The TEI Board and the MS Funds Board have also concluded that no dilution in value would result to the Members of a TEI Fund and the corresponding Acquiring Fund as a result of the Reorganization.

How do the investment objectives, strategies and policies of the TEI Funds and the Acquiring Funds compare?

Like the TEI Funds, the Acquiring Funds are non-diversified, closed-end management investment companies managed by Robeco.  The investment objective of each TEI Fund is identical to the investment objective of the respective MS Fund, as noted in the following chart:

Investment Objective Comparison
TEI, Triton, TEI Inst. and TEI MF	MS, MS Inst. and MSMF
Achieve long-term capital appreciation while attempting to reduce risk and volatility	Achieve long-term capital appreciation while attempting to reduce risk and volatility

TEI, Triton and TEI Inst. operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in TEI MF.  Likewise, MS and MS Inst. operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in MSMF.  Both TEI MF and MSMF invest their assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.  TEI MF invests primarily in Portfolio Funds managed by the same Portfolio Managers that manage the Portfolio Funds held by MSMF.  Because of tax and other considerations, the Portfolio Funds held by TEI MF are generally organized outside of the U.S., whereas the Portfolio Funds held by MSMF are generally domestic.   However, the Master Funds' Non-U.S. and domestic Portfolio Funds managed by the same Portfolio Manager typically have investment programs that are run in a substantially identical manner to each other.  It is expected that, if the Reorganization is approved, TEI MF will transfer some of its current investments in offshore Portfolio Funds into the domestic version of such Portfolio Fund.  These transfers are currently expected to involve slightly more than 40% of the TEI MF portfolio.  The tax consequences of these transfers are discussed below under "What are the tax consequences of TEI MF redeeming from a Portfolio Fund prior to the Reorganization?"

Other than with respect to these transfers, it is currently expected that TEI MF will not dispose of any of its Portfolio Funds in connection with the Reorganization, either because MSMF currently holds the same Portfolio Funds or because MSMF anticipates seeking to continue to hold such Portfolio Funds following the Reorganization.  The dispositions of Portfolio Funds are not expected to result in any portfolio transaction costs.  The investment policies of the TEI Funds and those of the MS Funds are substantially identical.

For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives, Strategies, Policies and Risks" below.

Who manages the Funds?

Oversight of the business and affairs of each Fund is the responsibility of the TEI Board, or of the MS Funds Board, as applicable.  The Board selects officers of the TEI Funds or MS Funds, as applicable, who are responsible for the day-to-day operations of the Funds.  Each of the officers for the TEI Funds serves in the same role for the MS Funds.

Robeco manages the assets of the TEI Funds and the MS Funds, and in such capacity, makes all investment decisions.  Robeco's principal offices are located at 909 Third Avenue, 32nd Floor, New York, New York 10022.  Robeco is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A discussion of the basis for the Board's approval of each Fund's investment advisory arrangements is available in the Funds' semi-annual report to Members for the six months ended September 30, 2010.

The personnel responsible for the day-to-day management of the investment portfolios of TEI MF and MSMF are the same individuals.  The Reorganization will not cause any management changes.  The TEI Funds' and the MS Funds' portfolios are both overseen by Robeco-Sage's Investment Committee, which consists of Paul S. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Darren S. Wolf.

Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of Robeco-Sage.  Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management.  Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co.  Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is currently responsible for the day-to-day management of the Funds.  He also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

Andrew Rudolph, Senior Vice President and Robeco-Sage's Long/Short Equity Sector Head.  Mr. Rudolph joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.

Jill Schurtz, Chief Executive Officer and Managing Director.  Ms. Schurtz joined Robeco-Sage in early 2008 and served as the firm's Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm's offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.

Glenn Sloat, Director of Operational Due Diligence and Principal of Robeco-Sage.  Mr. Sloat joined Robeco-Sage in 2006.  His career has been dedicated to operations, operations management and management consulting at some of the industry's leading firms, such as JPMorgan Chase, BlackRock, Arthur Andersen, Bankers Trust Company and Merrill Lynch.  Mr. Sloat's diverse background includes extensive experience in custody, trade settlement, daily and monthly fund accounting, buy-side operations, systems analysis and design, project management and securities lending.  Mr. Sloat holds a B.S. degree in Finance and Marketing from SUNY Albany and an M.B.A. degree in Finance and Information Technology from New York University, Stern School of Business.  He has 21 years of investment experience.

Darren S. Wolf, CFA, Head of Research and Managing Director of Robeco-Sage.  Mr. Wolf joined the firm in 2001 as a member of the research team.  He is currently responsible for the day-to-day management of the Funds and is involved in all facets of the manager research and due diligence process and was instrumental in establishing and implementing many of the quantitative and qualitative research tools that are in place today.  Mr. Wolf is a graduate of Yeshiva University's Sy Syms School of Business where he earned a Bachelor of Science in Finance and earned a minor degree in Management Information Systems.  Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has 10 years of investment experience.

Proposed change in management of the Funds.

As described in Proposal 1 herein, the Board of the MS Funds and the TEI Funds has approved New Advisory Agreements between the Funds and Arden, under which Arden would replace Robeco as the investment adviser of all of the Funds. The New Advisory Agreements are subject to the approval of Members of the Funds, which is being sought as part of this Prospectus/Proxy Statement.

Implementation of the Reorganization is not contingent on approval of the new investment advisory agreements.  Further, the proposed approval of Arden is not conditioned on the Reorganization being consummated.  If the Reorganization is consummated and if the New Advisory Agreements are approved, Arden would serve as the investment adviser of the Funds surviving the Reorganization (i.e., the MS Funds, Triton and TEI Inst.).  In the event that the Reorganization is not approved, Arden would serve as the investment adviser of all of the MS Funds and the TEI Funds.  As described in Proposal 1, there is no change expected to the day-to-day management of the Funds, as Mr. Platkin and Mr. Wolf would continue to serve in that role, on behalf of Arden.  However, they would serve under the oversight of Arden's investment committee (as opposed to Robeco-Sage's investment committee), which, with respect to the Funds, would include Mr. Platkin, Robeco-Sage's current Chief Investment Officer, as is further described under Proposal 1.

How would each Fund be impacted by the consummation of the Reorganization?

If the Reorganization is consummated: (i) MS and MS Inst. would continue to be feeder funds into MSMF; (ii) Triton and TEI Inst. would continue their operations, but instead of being feeder funds into TEI MF, they would become feeder funds into MSMF; and (iii) TEI and TEI MF would be terminated.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

TEI and MS have identical fee structures.  The following table describes the fees and expenses that you may pay if you buy and hold Units of TEI and MS.  There is up to a 2.5% sales charge (load) for each of TEI and MS.  Operating expenses shown are based on expenses incurred during the TEI Funds' and MS Funds' fiscal years ended March 31, 2011.  The expenses below are also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by Members of each of the TEI Funds and consummated.

TEI and MS
	Actual		Pro-forma
	TEI	MS	MS
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	2.5%	2.5%	2.5%
Maximum Repurchase Fee	None	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%	0.75%
Other Expenses (3)	4.00%	1.88%	1.85%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%	4.97%
Total Annual Expenses (5)	9.90%	7.60%	7.57%
Amount Waived Under Expense Limitation Agreement (5)	2.50%	0.38%	0.35%
Total Annual Expenses After Expense Limitation (5)	7.40%	7.22%	7.22%

(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2.5% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.

(2)
Includes only the Master Fund Advisory Fee.  The Fund's Advisory Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.85% and a Member Servicing Fee of 0.15%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $101 million as of March 31, 2011, with respect to MS, and approximately $15.3 million as of March 31, 2011, with respect to TEI.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $101 million as of March 31, 2011, with respect to MS, and approximately $15.3 million as of March 31, 2011, with respect to TEI.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "TEI Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "TEI Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the TEI Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the TEI Expense Limitation in effect at the time the expense was paid or absorbed.  However, if the Reorganization is approved and implemented, any amounts that would be reimbursable to Robeco under the recapture provisions of the TEI Expense Limitation Agreement would be eliminated upon the Reorganization.  MS and Robeco have entered into an expense limitation and reimbursement agreement that has identical terms, including the same expense limitation, to those of the TEI Expense Limitation Agreement (the "MS Expense Limitation Agreement").  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The TEI and MS Expense Limitation Agreements will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  The TEI Expense Limitation Agreement will also terminate automatically upon the closing of the Reorganization.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the TEI Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization.

The following tables describe the fees and expenses that you may pay if you buy and hold Units of Triton and TEI Inst.  There is up to a 2.0% sales charge (load) for investments in Triton.  No sales charge is payable for investments in TEI Inst.  Operating expenses shown are based on expenses incurred during the Triton and TEI Inst. fiscal years ended March 31, 2011.  The expenses below are also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by Members of each of the TEI Funds and consummated.

Triton
	Actual	Pro-forma
	Triton	Triton
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	2.0%	2.0%
Maximum Repurchase Fee	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%
Other Expenses (3)	1.42%	1.47%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%
Total Annual Expenses (5)	7.32%	7.19%
Amount Waived Under Expense Limitation Agreement (5)	0.47%	0.52%
Total Annual Expenses After Expense Limitation (5)	6.85%	6.67%

(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.75%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund administration fee, but not the Master Fund management fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $79.6 million as of March 31, 2011.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $79.6 million as of March 31, 2011.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "Triton Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% per annum of the Fund's average monthly net assets (the "Triton Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the Triton Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Triton Expense Limitation in effect at the time the expense was paid or absorbed.  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The expense limitation agreement will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  Consummation of the Reorganization will not have any impact on the Triton Expense Limitation Agreement.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the Triton Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization.

TEI Inst.
	Actual	Pro-forma
	TEI Inst.	TEI Inst.
Investor Transaction Expenses
Maximum sales load (as a percentage of offering price) (1)	0%	0%
Maximum Repurchase Fee	None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets) (As A Percentage Of Average Net Assets)
Management Fees(2)	0.75%	0.75%
Other Expenses (3)	0.71%	0.77%
Acquired Fund (Portfolio Funds) Fees and Expenses (4)	5.15%	4.97%
Total Annual Expenses (5)	6.61%	6.49%
Amount Waived Under Expense Limitation Agreement (5)	0.31%	0.37%
Total Annual Expenses After Expense Limitation (5)	6.30%	6.12%

(1)	Investors in the Fund will not be charged a sales load by the broker-dealer selling the Units.

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund administration fee, but not the Master Fund Management Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $38.5 million as of March 31, 2011.

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historical fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $38.5 million as of March 31, 2011.

(5)
This amount is estimated for the current fiscal year.  Robeco and the Fund have entered into an expense limitation and reimbursement agreement (the "TEI Inst. Expense Limitation Agreement") under which Robeco (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund's average monthly net assets (the "TEI Inst. Expense Limitation").  In consideration of Robeco's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by Robeco (or its affiliate) in excess of the TEI Inst. Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse Robeco (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  If the New Advisory Agreements are approved, Arden will enter into identical expense limitation agreements. The expense limitation agreement will remain in effect for at least one year from the date of this Prospectus/Proxy Statement unless terminated by the Board.  Consummation of the Reorganization will not have any impact on the TEI Inst. Expense Limitation Agreement.  None of the fees charged to the Master Fund by a Portfolio Fund are subject to the TEI Inst. Expense Limitation Agreement.  With respect to the pro forma figures, "Total Annual Expenses" are expected to decrease in connection with the consummation of the Reorganization as a result of certain expenses of MSMF being spread over a combined, larger asset base after the Reorganization

The purpose of the tables above and the examples below is to assist prospective investors in understanding the various costs and expenses investors in the Funds will bear directly or indirectly.

Examples

The examples below are intended to help you compare, both before and after the Reorganization the costs of investing in MS with the cost of investing in TEI. You can also use these examples to compare the costs of these Funds with the costs of other funds with similar investment objectives.  This Example assumes that you invest $1,000 in the Fund for the time periods indicated and redeem all your Units at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as set forth in the preceding table.  Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
TEI	$96	$276	$438	$779
MS	$95	$236	$370	$675
MS (Pro Forma)	$95	$235	$369	$674

The examples below are intended to help you compare, both before and after the Reorganization the costs of investing in Triton and TEI Inst. You can also use these examples to compare the costs of these Funds with the costs of other funds with similar investment objectives.  This Example assumes that you invest $1,000 in the Fund for the time periods indicated and redeem all your Units at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as set forth in the preceding table.  Although actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 Year	3 Years	5 Years	10 Years
Triton	$87	$224	$355	$658
Triton (Pro Forma)	$85	$220	$350	$650

Fund/Class	1 Year	3 Years	5 Years	10 Years
TEI Inst.	$63	$191	$315	$609
TEI Inst. (Pro Forma)	$61	$187	$310	$601

These are examples only and do not represent future expenses, which may be greater or less than those shown above.

How do the performance records of the Funds compare?

As described under the section "Reasons for the Reorganization," the TEI Board considered a number of factors when reviewing the Plan and considering the proposed Reorganization.   Specifically, the TEI Board considered the relative performance of the Funds for the 1, 3 and 5 year periods ended March 31, 2011, during which the TEI Funds and the MS Funds had substantially similar performance.  The TEI Board observed that the MS Funds and the TEI Funds have been managed in a virtually identical fashion with only minor differences in their portfolios. Of course, a Fund's past performance is not an indication of future performance.

Where can I find more financial information about the Funds?

Each Fund's annual report contains a discussion of that Fund's performance during the past five fiscal years and shows per share information for each of the past five fiscal years, as applicable.  TEI's and TEI MF's annual reports are included with the Statement of Additional Information to this Prospectus/Proxy Statement.  These documents are also available upon request.  The Acquiring Funds' Annual Reports accompany this Prospectus/Proxy Statement.  (See "More Information About the Funds" below.)  The Prospectuses of the Acquiring Funds also contain further information, including financial information, about the Acquiring Funds and are included with and considered a part of this Prospectus/Proxy Statement.

How do the purchase and repurchase procedures of the Funds compare?

The purchase and repurchase procedures of the TEI Feeder Funds and the MS Feeder Funds are identical.

For both the TEI Feeder Funds and the MS Feeder Funds, Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board.  In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase.  Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as Robeco Securities, L.L.C., the Funds' distributor (the "Distributor"), may determine in its sole discretion and communicate to the investor (the "Funding Deadline").  If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by Selling Agents (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund.  At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund.

The Fund will then issue the requisite number of Units to the investor on the purchase date.  All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase.  The Board reserves the right to reject any purchase for Units and the Board may, in its sole discretion, suspend purchases of Units at any time.

Generally, for all Feeder Funds (with the exception of Triton), the minimum initial investment by an investor is $50,000 and the minimum additional investment is $25,000.  The minimum initial investment for employees of Robeco or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of Robeco, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

No member or other person holding Units acquired from a member has the right to require a Fund to redeem those Units or portion thereof.  There is no public market for Units, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by a Fund, as described below.  An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

Each Fund from time to time will offer to repurchase outstanding Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board, in its sole discretion.  In determining whether a Fund should offer to repurchase Units or portions thereof from Members, the Board will consider various factors, including the recommendations of Robeco.  Robeco currently expects that it will recommend (and has, in the past, recommended) to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter, and the Board has, in the past, authorized such repurchase offers.  Please see "Redemption, Repurchases of Units and Transfers—Repurchases of Units" in the attached Prospectus of MS for a summary of the terms of MS's repurchase offers (which are identical to those applicable to TEI).

What are other key features of the Funds?

As noted above, Robeco, through its Robeco-Sage division, is the investment adviser of each of the Funds pursuant to investment advisory agreements.

Under each of the TEI Feeder Funds' and MS Feeder Funds' investment advisory agreements (all of which are substantially identical to each other), a quarterly fee at an annualized rate of 0.75% of the average net assets of the applicable TEI Feeder Fund or MS Feeder Fund (each referred to as the "Fund" in this section) during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to Robeco (the "Advisory Fee").  However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.  Each of MSMF and TEI MF has entered into an investment advisory agreement with Robeco pursuant to which Robeco provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement.  As consideration for these services, the Master Fund pays Robeco a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date).

Pursuant to distribution agreements relating to the Funds (all of which are substantially identical to each other), the Distributor serves as the distributor for both the MS Feeder Funds and for the TEI Feeder Funds.  The Distributor is a wholly-owned subsidiary of Robeco and is a member of the Financial Industry Regulatory Authority.  The Distributor serves as the distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with the Distributor, the "Selling Agents") to assist in the distribution of Units.  The principal business address of the Distributor is 909 Third Avenue, New York, New York 10022.

As compensation for the sale and marketing of Units, TEI, MS and Triton each pay the Distributor an ongoing quarterly fee at an annualized rate of 0.85%, 0.85% and 0.75%, respectively, of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee").  The Distribution Fee is payable in arrears within five days after the end of the quarter.  TEI Inst. and MS Inst. are not subject to a distribution fee.

With respect to MS, TEI and Triton, Selling Agents generally will be entitled to a sales load and an ongoing fee for their services.  The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in a Fund, but will not exceed 2.0% (with respect to Triton) and 2.5% (with respect to MS and TEI) of an investor's investment amount.  (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will be charged as a percentage of an investor's investment amount.  The sales load will not constitute an investment made by the investor in the Fund.  The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for Robeco and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

MS and TEI have also each entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services.  As consideration for these services, the Fund pays a quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund.  The Distributor may pay all or a portion of this amount to retain broker-dealers ("Member Service Providers") to provide Member and account maintenance services.

MS has elected to be classified as an association taxable as a corporation and intends to qualify as a "regulated investment company" under Subchapter M of the Code.  Thus, MS is no longer treated as a partnership for Federal tax purposes.  As a result of a direct or indirect investment in a "regulated investment company" such as MS, non-U.S. investors will generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from the "regulated investment company" of investment company taxable income (other than distributions that consist of long-term capital gains).  Non-U.S. investors should consult their tax advisors in their home jurisdictions regarding the tax consequences of the Reorganization.

TEI currently operates as a partnership for Federal tax purposes that is not a publicly traded partnership taxable as a corporation.  Investors in TEI should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of investing in a "regulated investment company".

Comparison of Principal Risk Factors

As with most investments, investments in the MS Funds involve certain risks.  These risks are substantially similar to the risks of investing in the TEI Funds because the Funds have substantially identical investment objectives, investment strategies and investment policies. (However, the TEI Funds are not subject to the risks relating to RIC status.) These risks include:

•
Investing in the Fund can result in a loss of capital invested.  Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

•	The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•
The MS Funds each elected to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code.  There are certain tax risks and additional costs associated with an MS Fund's taxation as a RIC.  The MS Funds will need to satisfy various asset diversification and source-of-income tests.  This will require support from Portfolio Funds.  The MS Funds will also be required each December to make certain "excise tax" calculations on certain undistributed income of the MS Funds based on income and gain information that must be obtained by the MS Funds from Portfolio Funds.  If the MS Funds do not receive accurate information from Portfolio Funds or do not satisfy the applicable tests for RIC qualification, the MS Funds could be subject to the excise tax on undistributed income or subject to tax on its income. (See "Tax Aspects" in the MS prospectus.)  With respect to costs, the MS Funds will incur certain costs relating to tax compliance and reinvestment of dividends and other distributions.  In addition, to facilitate investments that Robeco believes to be attractive in a manner consistent with RIC qualification requirements, MSMF might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which are offshore investment funds that are treated as corporations for U.S. federal tax purposes).  For similar reasons, MSMF also may make investments through subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate entity will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes.  These investments may involve costs or other inefficiencies to the MS Funds, including, with respect to PFICs, U.S. withholding taxes, that MSMF does not incur when it invests in U.S. domestic investment funds.  This risk is not applicable to the TEI Funds, which are treated as partnerships for U.S. federal tax purposes.

•
As a result of a direct or indirect investment in a RIC such as MS or MSMF, non-U.S. investors will generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from the RIC of investment company taxable income (other than distributions that consist of long-term capital gains).

•
Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer.  Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund.  There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

•
An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers.  By investing in Portfolio Funds indirectly through a Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•
The fees and other expenses borne directly and indirectly by a Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

In addition, because both the MS Funds and the TEI Funds invest in Portfolio Funds and operate in a master/feeder structure, the following additional risks apply to both the MS Funds and the TEI Funds:

Investing in Portfolio Funds involves special risks, including the following:

•
Portfolio Funds generally will not be registered as investment companies under the 1940 Act.  Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•
Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries.  This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•
Robeco may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies.  A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to Robeco, which may involve risks under some market conditions that are not anticipated by Robeco.

•
The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds.  There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units.  Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

•
Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations.  The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of a Fund.  These fees and allocations are in addition to the investment management fee a Fund pays to Robeco.

•
The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations.  In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

•
Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally.  Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

•
Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other.  As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund.  Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•
To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

•
The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times.  The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect a Fund's investment returns.

•
Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital.  Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause a Fund to incur certain expenses.  In such circumstances, Robeco would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•
Each Feeder Fund pursues its investment objective by investing in the applicable Master Fund.  The Fund does not have the right to withdraw its investment in the Master Fund.  Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units.  In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund.  The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

•
A change in the investment objective, policies or restrictions of the Master Fund may cause the Feeder Fund to withdraw its investment in the Master Fund.  Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund.  Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund.  However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

•
Units in the Master Fund are held by investors other than a single Feeder Fund.  These investors may include other investment funds, including investment companies that, like the Feeder Fund, are registered under the 1940 Act, and other types of pooled investment vehicles.  When investors in the Master Fund vote on matters affecting the Master Fund, the Feeder Fund could be outvoted by other investors.  The Feeder Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

•
Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Feeder Fund.  Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Feeder Fund.

Information about the Reorganization and the Plan

This is only a summary of the Reorganization and the Plan.  For more detailed information, you should read the form of Plan, which is attached as Exhibit B to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

If the Members of each of the TEI Funds approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions.  To effect the Reorganization, each of TEI and TEI MF will deliver to the corresponding Acquiring Fund all of its assets on the Closing Date of the Reorganization.  On the Closing Date, each Acquiring Fund will assume the stated liabilities of its corresponding TEI Fund, as reflected in financial statements provided by the TEI Fund to the corresponding Acquiring Fund.  In exchange, each of the Acquiring Funds will issue Units equal to the value of the net assets of the corresponding TEI Fund being acquired, which Units will be distributed by TEI and TEI MF pro rata to its respective Members.  The value of the assets to be delivered to the Acquiring Funds will be the value of such assets computed as of the close of business on the Closing Date, after the payment of dividends, using the valuation procedures of the Acquiring Funds or such other valuation procedures as may be mutually agreed upon by the Funds.  Upon the closing of the transactions, TEI and TEI MF will be terminated and will thereafter be dissolved under Delaware law. Triton and TEI Inst. will become feeder funds into MSMF.

What are the tax consequences of the Reorganization?

Currently, there are no taxable U.S. investors in the TEI Funds.  Tax-exempt U.S. investors (other than certain private foundations as noted below) in the TEI Funds generally are not expected to be subject to U.S. federal income tax on any income or gain as a result of the Reorganization, and non-U.S. investors in the TEI Funds are not expected to be subject to withholding tax or other U.S. federal income tax as a result of the Reorganization.  Certain private foundations may be subject to an excise tax on net investment income recognized as a result of the Reorganization.  Private foundations should consult their own tax advisors regarding a potential excise tax.  Investors should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of a direct or indirect investment in a "regulated investment company".

What are the tax consequences of Non-U.S. investors in the TEI Feeder Funds becoming investors in MS or in a Fund that becomes a feeder fund into MSMF?

Upon the Reorganization, non-U.S. Members of the TEI Feeder Funds that become Members of MS and non-U.S. Members of Triton and TEI Inst. (which will become feeder funds into MSMF) will all generally be subject to a U.S. federal income tax of 30% (or lower treaty rate) on distributions from MS or MSMF of investment company taxable income (other than distributions that consist of long-term capital gains).  Investors in the TEI Feeder Funds should review the section entitled "Tax Aspects" in the Prospectus of MS and any related supplements for a discussion of the tax consequences of investing in a "regulated investment company".  Additionally, non-U.S. Members of the TEI Feeder Funds should consult their tax advisors in their home jurisdictions regarding the tax consequences to them of the Reorganization.

What are the tax consequences of TEI MF transferring a Portfolio Fund prior to the Reorganization?

As discussed above, TEI MF will be consummating transfers (through redemptions and purchases) of certain Portfolio Funds effective immediately before the closing of the Reorganization.  If TEI MF redeems from a Portfolio Fund, TEI MF will recognize a taxable gain or loss in an amount equal to the difference between its tax basis in its interest in the Portfolio Fund and the value of its interest in the Portfolio Fund at the time of the redemption.

Any such gain or loss will flow through to the TEI Feeder Funds and the investors in the TEI Feeder Funds and be included on the Schedule K-1 of the investors.  Tax-exempt U.S. investors (other than certain private foundations as noted below) in the TEI Feeder Funds generally are not expected to be subject to U.S. federal income tax on any income or gain as a result of a redemption by TEI MF from a Portfolio Fund, and non-U.S. investors in the TEI Feeder Funds are not expected to be subject to withholding tax or other U.S. federal income tax as a result of a redemption by the TEI MF from a Portfolio Fund.  Certain private foundations may be subject to an excise tax on net investment income recognized as a result of the redemption by TEI MF from a Portfolio Fund.  Private foundations should consult their own tax advisors regarding a potential excise tax.

What should I know about Units of the Acquiring Funds?

If the Reorganization is approved by Members of the TEI Funds and consummated, Units of the respective Acquiring Funds will be distributed to Members of TEI and TEI MF in accordance with the procedures described above.  When issued, the Units will be validly issued and fully paid and non-assessable.  For Members of TEI, the Units of MS will be recorded in each member's account, and the MS will then send a confirmation to each member.  Upon the Reorganization, Members of Triton and TEI Inst. will continue to hold their Units of Triton and TEI Inst., as applicable.  However, upon the Reorganization, Triton and TEI Inst. will hold Units of MSMF instead of TEI MF.

The Acquiring Funds' Units to be issued in the Reorganization have substantially the same rights and privileges as your respective TEI Fund Units.  For example, all Units have voting rights.  Like the TEI Funds, the MS Funds do not routinely hold annual meetings of Members. However, the MS Funds and the TEI Funds may hold special meetings of Members for matters requiring member approval.

What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?

The following table sets forth, as of March 31, 2011, the separate capitalizations of the Acquiring Funds and the TEI Funds, and the estimated capitalizations of the Acquiring Funds as adjusted to give effect to the Reorganization.  The capitalizations of the Acquiring Funds are likely to be different when the Reorganization is actually consummated.

(unaudited)	TEI	MS	Pro-forma Adjustments to Capitalization(1)	MS after Reorganization (pro forma)
Net assets	$15,318,409	$100,912,751	$0	$116,231,160
Units outstanding	14,746.45	93,617.26	0	107,828.21
Net asset value per unit	$1,038.79	$1,077.93	$0	$1,077.93

(1)	The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by Robeco.

(unaudited)	TEI MF	MSMF	Pro-forma Adjustments to Capitalization(1)	MSMF after Reorganization (pro forma)
Net assets	$133,617,522	$115,500,576	$0	$249,118,098

(1)	The adjustments do not reflect the estimated costs of the Reorganization, which will be borne by Robeco.

Reasons for the Reorganization and Board Considerations

The Reorganization has been proposed in order to consolidate the Robeco-Sage fund of funds complex, which currently consists of seven closed-end funds in two master/feeder structures.  MS and MSMF would survive the Reorganization (with Triton and TEI Inst. becoming feeder funds into MSMF).  MSMF would hold the combined investment assets of the complex.  The Reorganization is anticipated to have the following benefits for Members of the TEI Funds:

•	Members of the TEI Funds would become Members of a combined larger fund;
•
It is generally expected that the Acquiring Funds will bear lower expenses than the current TEI Funds, due to the economies of scale associated with the increase in asset base resulting from the Reorganization;

•
The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two substantially identical sets of products with identical investment objectives as is currently the case; and

•
Because TEI MF and MSMF have substantially identical investment strategies, the Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by Robeco (or by Arden after the Closing of the Transaction described in Proposal 1) after the Reorganization.

The Reorganization was reviewed by the TEI Board, with the advice and assistance of Fund counsel.  At its meeting held on June 6, 2011, the TEI Board considered the Reorganization of the TEI Funds, as proposed by Robeco.  In connection with the TEI Board meeting, Robeco provided background materials, analyses and other information to the TEI Board regarding, among other things, the topics discussed below, and responded to questions raised by the TEI Board at the meeting.

After the TEI Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meeting, the TEI Board, including the Independent Managers, unanimously approved the Reorganization of each TEI Fund.  The TEI Board, including the Independent Managers, also unanimously determined that participation by each TEI Fund in the Reorganization was in the best interests of such TEI Fund and that the Units of existing Members of each TEI Fund would not be diluted as a result of the Reorganization.

The general factors considered by the TEI Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	the potential benefits mentioned above of the Reorganization to the Members of the TEI Funds;

2.
the Reorganization as part of Robeco's (and Arden's, after the Closing of the Transaction described in Proposal 1) overall commitment to streamline its fund offerings for the benefit of Members of the TEI Funds;

3.	the substantial similarity of investment objectives, principal investment strategies and policies of the TEI Funds and the Acquiring Funds;

4.
the estimated operating expenses that Members of each TEI Fund are expected to experience as Members of the Acquiring Funds after the Reorganization relative to the operating expenses currently borne by such Members, including that such expenses are expected to decline as a result of the Reorganization due to the increased asset size of the combined funds (see "Fees and Expenses");

5.	the current assets of each TEI Fund and each Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Funds after the Reorganization;

6.	the MS Funds' relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

7.
the potential benefits of the Reorganization to Robeco and its affiliates (and to Arden, after the Closing of the Transaction described in Proposal 1), including that under the terms of the transaction agreement between Arden and Robeco, Arden (out of its own resources) has agreed to pay Robeco a portion of Arden's revenues earned from the Funds;

8.	that the direct costs associated with the Reorganization will be borne by Robeco; and

9.	the tax consequences of the Reorganization on Members.

In its deliberations, the TEI Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.  Certain of the factors considered by the TEI Board are discussed in more detail below.

STREAMLINED PRODUCT LINE

The TEI Board considered that the Reorganization is intended, among other things, to streamline Robeco's (and Arden's, after the Closing of the Transaction described in Proposal 1) product offerings by reducing the number of redundant funds in the fund complex.  It considered that, in light of the recent election by the MS Funds each to be classified as an association taxable as a corporation and to seek to qualify as a RIC under Subchapter M of the Code, the MS Funds now accept investments from U.S. taxable, U.S. tax-exempt and Non-U.S. investors, thus making the TEI Funds a redundant product in the Robeco-Sage fund of funds complex (since U.S. tax-exempt or Non-U.S. investors that would have previously invested in the TEI Funds can now invest in the MS Funds).  Additionally, reducing the number of Funds in the complex is intended to enhance the Funds' prospects for attracting additional assets by better differentiating the Funds for potential members (which should lead to a more concentrated selling effort).  The Board thus concluded that the streamlined product line should benefit TEI investors (see "Economics of Scale" below).

CONTINUITY OF INVESTMENT

The TEI Board took into account the fact that each TEI Fund and its corresponding Acquiring Fund have substantially identical investment objectives and principal investment strategies.  Specifically, the TEI Board noted that each TEI Fund and MS Fund share an identical investment objective: achieve long-term capital appreciation while attempting to reduce risk and volatility.  The TEI Board also took into account that the Funds share a substantially identical investment portfolio and that the Funds have a common portfolio management team. The Board concluded that the substantial similarities between the TEI Funds and the Acquiring Funds should facilitate the Reorganization and thus should benefit Members of the TEI Funds.

INVESTMENT PERFORMANCE

The TEI Board considered the relative performance record of each Fund, noting, however, that past performance is no guarantee of future results.  Specifically, the TEI Board considered the relative performance of the Funds for the 1, 3 and 5 year periods ended March 31, 2011, during which the TEI Funds had substantially similar performance to the MS Funds.  The TEI Board concluded that the MS Funds and the TEI Funds have been managed in a virtually identical fashion with only minor differences in their portfolios.

ECONOMIES OF SCALE

The TEI Board observed that, in addition to the potential to realize immediate economies of scale associated with consolidating the smaller TEI Funds into larger combined funds, such as the elimination of duplicative costs, the combined Funds may be able to take advantage of other economies of scale associated with larger funds.  For example, a larger fund may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility.  Furthermore, the TEI Board concluded that the combined fixed expenses of the larger combined funds, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base.  The Board further concluded that the Reorganization should lead to lower total expenses for the Members of the TEI Funds (assuming no reductions in Fund assets).  Based on all of the foregoing, the TEI Board, including the Independent Managers, also unanimously determined that participation by each TEI Fund in the Reorganization was in the best interests of such TEI Fund and that the Units of existing Members of each TEI Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The TEI Board recommends that Members of each TEI Fund approve the Plan.  The Plan is subject to the separate approval of Members of each of the TEI Funds (voting separately).  For each TEI Fund, the Plan must be approved by a "majority of the outstanding voting securities" of each TEI Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.

A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  (Pursuant to the requirements of the master/feeder agreement between each TEI Feeder Fund and TEI MF, each TEI Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal. Accordingly, the vote of each member of TEI will apply towards both the vote of Reorganization of TEI as well as TEI MF, while the votes of each member of Triton and TEI Inst. will apply towards the vote of the Reorganization of TEI MF.)

If Members approve the Reorganization, it is anticipated that the Reorganization would occur on or about September 30, 2011 or such later date approved by the officers of the Funds.

FOR THE REASONS DISCUSSED ABOVE, THE TEI BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

Each Reorganization of a TEI Fund is contingent upon the Reorganization of each other TEI Fund.  Accordingly, in the event the Reorganization is not approved by each TEI Feeder Fund, the Reorganization will not be consummated as to any of the Funds.

Comparison of Investment Objectives, Strategies, Policies and Risks

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, including certain differences between them, as well as the risks associated with such objectives, strategies and policies.  For a complete description of the Acquiring Funds' investment strategies, policies and risks, you should read the Acquiring Funds' Prospectuses, which are included with this Prospectus/Proxy Statement.

Are there any significant differences between the investment objectives of the TEI Funds and the Acquiring Funds?

No.  The investment objective of each TEI Fund is identical to the investment objective of the corresponding Acquiring Fund.  The investment objective of each of the Funds is to seek to achieve long-term capital appreciation while attempting to reduce risk and volatility.  Both the TEI Funds and the MS Funds operate in a master/feeder structure.  As such, the TEI Feeder Funds and the MS Feeder Funds pursue their investment objective by investing substantially all of their investable assets in TEI MF and MSMF, respectively.

Are there any significant differences between the investment strategies and policies of the TEI Funds and the Acquiring Funds?

No, the investment policies of the TEI Funds and the MS Funds are substantially the same.  TEI MF generally invests in offshore Portfolio Funds managed by the same Portfolio Managers that manage the domestic Portfolio Funds in which MSMF invests.

How do the fundamental investment restrictions of the Funds differ?

The Funds have adopted nearly identical fundamental investment restrictions.  A Fund may not change any of its fundamental investment restrictions without the prior vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).  The Acquiring Funds' fundamental investment restrictions are listed in the Prospectus of MS dated July 19, 2010, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement and is enclosed with and considered a part of this Prospectus/Proxy Statement.

More Information about the Funds

Administration and Transfer Agency Services.  SEI Investments Global Funds Services ("SEI") acts as administrator and transfer agent for each of the Funds.  The principal business address of SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

For administrative services provided to the Funds, SEI is paid fees calculated at the following annual rates: each Fund pays SEI its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the aggregate net assets of the Fund and the other Funds in the fund complex (the "Complex Assets"), which fee declines to the extent that the Complex Assets exceed $100 million.  Each Feeder Fund's pro rata portion of this fee is subject to an annual minimum fee of $15,000 and each Master Fund's pro rata portion of this fee is subject to an annual minimum fee of $75,000.  SEI also serves as the transfer agent for the Units.

Custodial Services.  SEI Private Trust Company is the custodian for the assets of the Funds.

Additional Information.  More information about the Acquiring Funds is included in: (1) the Prospectus of MS, which is included with and considered a part of this Prospectus/Proxy Statement; (2) the Statement of Additional Information dated July 14, 2011 to this Prospectus/Proxy Statement, which is incorporated by reference herein (the "SAI"); and (3) the Acquiring Funds' annual reports to member for the year ended March 31, 2011, which are included with and considered a part of this Prospectus/Proxy Statement ("Annual Reports").  You may request free copies of the Annual Reports, which have been filed with the SEC, by calling (866) 773-7145 or by writing to Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.  More information about TEI is contained in the Prospectus of TEI, dated July 19, 2010, as supplemented, which is incorporated by reference into the SAI of this Prospectus/Proxy Statement and is available upon request free of charge by calling (866) 773-7145, or by writing to TEI c/o Robeco at 909 Third Avenue, 32nd Floor, New York, New York 10022.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by MS with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement.  Reference is hereby made to the Registration Statement filed by MS and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the Units they offer.  Statements contained herein describing the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549.  Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC's web site at www.sec.gov.  To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

Proxy Voting and Member Meeting Information

How will solicitations be made?

This proxy solicitation is being made by the Funds for use at the Meeting.  In addition to the solicitation of proxies by mail, officers and employee of Robeco and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.   A proxy solicitor has been retained to assist in the solicitation of proxies, for which Robeco would pay usual and customary fees.  (See "Who will pay the expenses of soliciting proxies" for more information on the proxy solicitor.)

How will Member voting be handled?

Only Members of record of the Funds at the close of business on July 11, 2011 (the "Record Date"), will be entitled to notice of and to vote at the Meeting on the matters described in this Prospectus/Proxy Statement.

For each Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum.  For each Fund, each Proposal, as applicable, must be approved by a "majority of the outstanding voting securities" of each Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.

If sufficient votes to approve a Proposal with respect to any of the Funds are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.  A majority of the votes cast by Members present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.  It is anticipated that the persons named as proxies on the enclosed proxy card will use the authority granted to them to vote on adjournment in their discretion.

Proxies returned with instructions to withhold authority to vote or abstentions (proxies marked to indicate the member is abstaining from voting on a particular matter) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter.

Members who object to any proposal in this Prospectus/Proxy Statement will not be entitled to compel any sale or appraisal of the Funds' assets or a Member's interests.

What vote is necessary to approve the Proposals?

Provided that quorum requirements described above have been satisfied, the Plan and the New Advisory Agreements must be approved by a "majority of the outstanding voting securities" of the relevant Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding interests in the Fund or (2) 67% or more of the outstanding interests in the Fund present in person or by proxy at the meeting, if more than 50% of the outstanding interests in the Fund are represented at the meeting.  A vote by Members of TEI to approve the Plan will also constitute a vote for TEI to approve the Plan with respect to TEI MF.  (Each TEI

Feeder Fund will vote its Interest in TEI MF proportionately for and against approval of the Reorganization in accordance with the actual votes of the TEI Feeder Funds' Members at the Meeting for and against the proposal. Accordingly, the vote of each member of TEI will apply towards both the vote of Reorganization of TEI as well as TEI MF, while the votes of each member of Triton and TEI Inst. will only apply towards the vote of the Reorganization of TEI MF.)

In connection with the vote of Members of the Master Funds on the New Advisory Agreements for the Master Funds, each Feeder will vote its interest in its respective Master Fund proportionately for and against approval in accordance with the votes of its Members at the Meeting for and against the proposal to approve the New Advisory Agreement for that Feeder Fund.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage paid envelope.  You may also vote by telephone or by Internet, as described on the enclosed proxy card.  If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. A proxy card is, in essence, a ballot.  If you simply sign and date the proxy card, but give no voting instructions, your Units will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

Members may revoke their proxy at any time before it is voted by (i) submitting a written notice of revocation to the Fund; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by telephone.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement and is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only Members of record on the Record Date will be entitled to vote at the Meeting.  There were 18,361.85 Units of TEI, 78,406.35 Units of Triton, 34,538.37 Units of TEI Inst., 125,068.17 Units of TEI MF, 94,607.94 Units of MS, 18,975.98 Units of MS Inst. and 102,463.56 Units of MSMF outstanding, respectively, entitled to vote as of the Record Date.  Members of the TEI Funds are entitled to vote in proportion to their capital account balances, as of the Record Date, and Members of the MS Funds are entitled to one vote with respect to each Unit held by the Member as of the Record Date (and a proportionate fractional vote in the case of a fractional Unit).

Who will pay the expenses of soliciting proxies?

Robeco has agreed to bear the costs of soliciting proxies and preparation of the Prospectus/Proxy Statement and the Meeting.

The Altman Group, a third-party solicitor (the "Proxy Solicitor"), has been retained to solicit proxies from Members.  The Proxy Solicitor may solicit proxies in person, by Internet or by telephone.  The fees and expenses of the Proxy Solicitor (which are expected to be approximately $5,000), as well as all other costs associated with the solicitation and preparation of the Prospectus/Proxy Statement and of the Meeting, are being paid by Robeco, as described above.

How do I submit a member proposal?

The Funds are not required to, and do not intend to, hold regular annual Members' meetings.  A member wishing to submit a proposal for consideration for inclusion in a proxy statement for the next Members' meeting, if any, should send his or her written proposal to the Funds, care of Robeco, directed to the attention of Timothy J. Stewart, at the principal office of Robeco located at 909 Third Avenue, 32nd Floor, New York, New York 10022, so that it is received within a reasonable time before any such meeting.  The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act.  Submission of a proposal by a member does not guarantee that the proposal will be included in the Funds' proxy statement or presented at the meeting.

Other Matters and Additional Information

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Chief Executive Officer of the Funds at the principal office of the Funds.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the Proposals.

Results of Voting

Members will be informed of the results of voting at the Meeting in the 2011 semi-annual reports of the Funds, which will be sent to Members on or before November 29, 2011.

Contacting the Funds

Members of the Funds may contact their Fund by calling (866) 773-7145.

Principal Holders of Units

Exhibit C sets forth those Members of record who owned more than 5% of the outstanding units of any of the Funds as of July 11, 2011.

EXHIBITS TO
PROSPECTUS/PROXY STATEMENT

Exhibit

A	Form of New Investment Advisory Agreements

B	Form of Agreement and Plan of Reorganization between the TEI Funds and the MS Funds

C	Principal Holders of Units

OTHER DOCUMENTS INCLUDED WITH
THIS PROSPECTUS/PROXY STATEMENT

▪	Prospectus of MS dated July 19, 2010, as supplemented to date (For Proposal 2 only)
▪	Annual Report of MS for the period ended March 31, 2011 (For Proposal 2 only)
▪	Annual Report of MSMF for the period ended March 31, 2011 (For Proposal 2 only)
▪	Proxy Card

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [1st] day of October, 2011, by and between Robeco-Sage Multi-Strategy Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Arden Asset Management LLC, a Delaware limited liability company (the "Investment Adviser").

WHEREAS, the Fund engages in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund desires to retain the Investment Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Investment Adviser desires to be retained to perform such services on said terms and conditions:

NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Investment Adviser agree as follows:

1.         The Fund hereby retains the Investment Adviser to:

(a)        act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board of Managers"), to manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Prospectus of the Fund and as may be adopted from time to time by the Board of Managers, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate.  Consistent with the foregoing, the Investment Adviser may also invest substantially all of the Fund's assets in a registered investment company also advised by the Investment Adviser (the "Master Fund") that has the same investment objective and substantially the same investment policies as the Fund, provided that the Board of Managers has approved an agreement between the Fund and the Master Fund that reflects arrangements that comply with the requirements set forth in Section 12(d)(1)(E) of the 1940 Act.  The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

(b)        provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund.  Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board of Managers shall remain responsible for supervising and controlling the management, business and affairs of the Fund.  The management, administrative and other services to be provided by the Investment Adviser shall include:

(i)	providing office space, telephone and utilities;

(ii)	providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(iii)	supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

(iv)	handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

(v)	monitoring relations and communications between investors and the Fund;

(vi)	assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

(vii)	maintaining and updating investor information, such as change of address and employment;

(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

(ix)	assisting in the preparation of regulatory filings with the Securities and Exchange Commission and state securities regulators and other Federal and state regulatory authorities;

(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

(xi)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board of Managers;

(xii)
reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

(xiii)	assisting in the preparation and filing of tax returns;

(xiv)	coordinating and organizing meetings of the Board of Managers and meetings of the members of the Fund, in each case when called by such persons;

(xv)	preparing materials and reports for use in connection with meetings of the Board of Managers;

(xvi)
maintaining and preserving those books and records of the Fund not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

(xvii)	reviewing and arranging for payment of the expenses of the Fund;

(xviii)	assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

(xix)	reviewing and approving all regulatory filings of the Fund required under applicable law;

(xx)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

(xxi)	providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board of Managers; and

(xxii)
assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent any members of the Board of Managers who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

2.         Provided that the Fund shall not be required to pay any compensation to the Investment Adviser for the services to be provided hereunder other than as provided by the terms of this Agreement, the Investment Adviser is authorized:  (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board of Managers and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

3.         Without limiting the generality of paragraph 1 hereof, the Investment Adviser and, if applicable, the Sub-Adviser, shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board of Managers and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager.  The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board of Managers, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.         Investment Advisory Fee; Expenses

(a)        In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund shall pay the Investment Adviser a fee payable quarterly, equal to 0.1875% (0.75% on an annualized basis) of the Fund's "net assets" (the "Investment Advisory Fee").  "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.  However, so long as substantially all of the Fund's assets are invested in the Master Fund, the Fund will not be subject to the Investment Advisory Fee.

(b)        The Investment Advisory Fee will be computed based on the average net assets of the Fund during each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.

(c)        If this Agreement is terminated at any time during a quarter, the Fund shall pay the Investment Adviser the pro rata amount of the Investment Advisory Fee for the quarter allocable to that portion of such quarter which is prior to the termination of the Agreement (based on the number of days in such quarter).

(d)        The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of any consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents.  The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

5.         The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.         Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in the Master Fund or Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the management fee; the distribution fee; the Member servicing fee; fees and travel-related and other expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

7.         The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund hereunder and the expenses assumed by the Investment Adviser under this Agreement.

8.         The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

9.         (a)        The Fund shall indemnify the Investment Adviser and its directors, members, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Board of Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

(b)        Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.       Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11.       This Agreement shall remain in effect for an initial term of two years from the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board of Managers; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board of Managers or by the vote of a "majority of the outstanding voting securities of the Fund" (as defined by the 1940 Act and the rules thereunder).  The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

12.       Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

13.       This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board of Managers and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

14.       This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.       The Fund represents that this Agreement has been duly approved by the Board of Managers, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

16.       The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

17.       This Agreement embodies the entire understanding of the parties.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

By: ____________________
Name:
Title:

ARDEN ASSET MANAGEMENT LLC

By: ____________________
Name:
Title:

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [1st] day of October, 2011, by and between Robeco-Sage Multi-Strategy Master Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Arden Asset Management LLC, a Delaware limited liability company (the "Investment Adviser").

WHEREAS, the Fund engages in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

WHEREAS, the Fund desires to retain the Investment Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Investment Adviser desires to be retained to perform such services on said terms and conditions;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Investment Adviser agree as follows:

1.         The Fund hereby retains the Investment Adviser to:

(a)        act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board of Managers"), to manage the investment activities of the Fund as hereinafter set forth.  Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the registration statement of the Fund filed with the Securities and Exchange Commission (the "Commission") on Form N-2 and as may be adopted from time to time by the Board of Managers, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate.  The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

(b)        provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund.  Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board of Managers shall remain responsible for supervising and controlling the management, business and affairs of the Fund.  The management, administrative and other services to be provided by the Investment Adviser shall include:

(i)	providing office space, telephone and utilities;

(ii)	providing administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(iii)	supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

(iv)	handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

(v)	monitoring relations and communications between investors and the Fund;

(vi)	assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

(vii)	maintaining and updating investor information, such as change of address and employment;

(viii)	assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

(ix)	assisting in the preparation of regulatory filings with the Commission and state securities regulators and other Federal and state regulatory authorities;

(x)	preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

(xi)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board of Managers;

(xii)
reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

(xiii)	assisting in the preparation and filing of tax returns;

(xiv)	coordinating and organizing meetings of the Board of Managers and meetings of the members of the Fund, in each case when called by such persons;

(xv)	preparing materials and reports for use in connection with meetings of the Board of Managers;

(xvi)
maintaining and preserving those books and records of the Fund not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

(xvii)	reviewing and arranging for payment of the expenses of the Fund;

(xviii)	assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

(xix)	reviewing and approving all regulatory filings of the Fund required under applicable law;

(xx)	reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

(xxi)	providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board of Managers; and

(xxii)
assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent any members of the Board of Managers who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

2.         Provided that the Fund shall not be required to pay any compensation to the Investment Adviser for the services to be provided hereunder other than as provided by the terms of this Agreement, the Investment Adviser is authorized:  (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board of Managers and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

3.         Without limiting the generality of paragraph 1 hereof, the Investment Adviser and, if applicable, the Sub-Adviser, shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board of Managers and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager.  The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board of Managers, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

4.         Investment Advisory Fee; Expenses

(a)        In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund shall pay the Investment Adviser a fee payable quarterly, equal to 0.1875% (0.75% on an annualized basis) of the Fund's "net assets" (the "Investment Advisory Fee").  "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

(b)        The Investment Advisory Fee will be computed based on the average net assets of the Fund during each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.

(c)        If this Agreement is terminated at any time during a quarter, the Fund shall pay the Investment Adviser the pro rata amount of the Investment Advisory Fee for the quarter allocable to that portion of such quarter which is prior to the termination of the Agreement (based on the number of days in such quarter).

(d)        The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of any consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents.  The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

5.         The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

6.         Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including:  all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the management fee; fees and travel-related and other expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

7.         The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund hereunder and the expenses assumed by the Investment Adviser under this Agreement.

8.         The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

9.         (a)        The Fund shall indemnify the Investment Adviser and its directors, members, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct").  Indemnification shall be made following:  (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Board of Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the Indemnified Person is entitled to indemnification hereunder.  The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance.  The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

(b)        Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

10.       Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

11.       This Agreement shall remain in effect for an initial term of two years from the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board of Managers; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board of Managers or by the vote of a "majority of the outstanding voting securities of the Fund" (as defined by the 1940 Act and the rules thereunder).  The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund.  This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

12.       Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

13.       This Agreement may be amended only by the written agreement of the parties.  Any amendment shall be required to be approved by the Board of Managers and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder.  If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

14.       This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.       The Fund represents that this Agreement has been duly approved by the Board of Managers, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder.

16.       The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

17.       This Agreement embodies the entire understanding of the parties.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

By: ____________________
Name:
Title:

ARDEN ASSET MANAGEMENT LLC

By: ____________________
Name:
Title:

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [ _ ] day of [ _ ], 2011, by and between each of: (i) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. ("TEI") and Robeco-Sage Multi-Strategy Fund, L.L.C. ("MS"); (ii) Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. ("TEI MF," and together with TEI, the "TEI Funds") and Robeco-Sage Multi-Strategy Master Fund, L.L.C. ("MSMF," and together with MS, the "MS Funds"); and (iii) Robeco Investment Management, Inc. ("Robeco"), with respect to Section 9.1 only.

The transactions contemplated by this Agreement (the "Acquisition") will consist of: (i) the transfer of all of the assets of TEI, in exchange solely for units of limited liability company interests ("Units") of MS; (ii) the assumption by MS of the identified liabilities of TEI; (iii) the pro rata distribution as of the Closing Date by TEI of Units of MS to the members of TEI, in complete liquidation of TEI (the transactions identified in the preceding clauses (i), (ii) and (iii), the "Feeder Reorganization"); (iv) the transfer of all of the assets of TEI MF in exchange solely for Units of MSMF; (v) the assumption by MSMF of the identified liabilities of TEI MF; and (vi) the distribution by TEI MF as of the Closing Date of Units pro rata to the members of TEI MF (which includes Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C., in addition to TEI) in liquidation of TEI MF as provided herein (the transactions identified in the preceding clauses (iv), (v) and (vi), the "Master Reorganization"), all upon the terms and conditions hereinafter set forth.

(For purposes of this Agreement, each of the TEI Funds may be referred to as a "Selling Fund," or collectively as, the "Selling Funds" and each of the MS Funds may be referred to as an "Acquiring Fund," or collectively as, the "Acquiring Funds." "Corresponding" Acquiring Funds and Selling Funds are: (i) MS and TEI; and (ii) MSMF and TEI MF.)

WHEREAS, each Selling Fund and each Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies, and each Selling Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each of the Selling Funds and each of the Acquiring Funds is authorized to offer and issue Units to investors;

WHEREAS, the Board of Managers of each Acquiring Fund has determined that the Acquiring Fund should acquire all of the assets of the corresponding Selling Fund in exchange for its Units and the assumption of the identified liabilities of the corresponding Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth, that these transactions are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing members will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Managers of each Selling Fund has determined that the Selling Fund should transfer all of its assets and the identified liabilities for Units of the corresponding Acquiring Fund on the terms and conditions herein set forth, that these transactions are in the best interests of the Selling Fund and that the interests of the Selling Fund's existing members will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR
UNITS OF THE ACQUIRING FUNDS AND ASSUMPTION OF
LIABILITIES, AND LIQUIDATION OF THE SELLING FUNDS

Section 1.1        The Exchange.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in Section 1.2 to the corresponding Acquiring Fund.  The corresponding Acquiring Fund agrees in exchange therefor:  (i) to deliver to the Selling Fund, as provided in Section 1.6, the Acquiring Fund's Units computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3.  Such transactions shall take place as of the Closing Date provided for in Section 3.1.

Section 1.2        Assets To Be Acquired.  The assets of each Selling Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash (with the exception of that amount of cash necessary to discharge the liabilities and obligations of the Selling Fund that are not being assumed by the corresponding Acquiring Fund as set forth in Section 1.3), securities, commodities, interests in futures and dividends and interest receivable, that is owned by the Selling Fund and all deferred and prepaid expenses shown as assets on the books of the Selling Fund as of the Closing Date.

Section 1.3        Liabilities To Be Assumed.  Each Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.  Each Acquiring Fund shall assume only those of the corresponding Selling Fund's liabilities, expenses, costs, charges, reserves and other obligations in existence as of the Closing Date and reflected on a Statement of Assets and Liabilities of the corresponding Selling Fund prepared on behalf of the Selling Fund, in accordance with generally accepted accounting principles consistently applied from the prior audited period.  Each Acquiring Fund shall assume only those liabilities of the corresponding Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which other obligations shall remain the obligation of the Selling Fund, and the expenses of the Acquisition contemplated to be paid by the Selling Fund shall not be assumed or paid by the corresponding Acquiring Fund.

Section 1.4        Liquidation And Distribution.  Each Selling Fund will liquidate and distribute pro rata to the Selling Fund's members, determined as of the commencement of business on the Closing Date ("Selling Fund Members"), the corresponding Acquiring Fund's Units received by the Selling Fund pursuant to Section 1.1.  With respect to MSMF and TEI MF, such liquidation and distribution will be accomplished by the transfer of MSMF's Units then credited to the account of TEI MF on the books of MSMF to open capital accounts on the records of MSMF in the names of TEI MF's members, each such account for a TEI MF member representing such member's pro rata share of the Units of MSMF based on the percentage interest of such member in TEI MF (each a "Capital Account"). With respect to MS and TEI, such liquidation and distribution will be accomplished by the transfer of each Acquiring Fund's Units then credited to the account of the corresponding Selling Fund on the books of the Acquiring Fund to record in such books the names of Selling Fund Members with such member's pro rata share of such the Acquiring Fund's Units, which shall be based on the net asset value of the Units of such member in the Selling Fund.  All issued and outstanding Units of Selling Fund Members in each Selling Fund will simultaneously be canceled on the books of the Selling Fund.  No Acquiring Funds shall issue certificates representing its Units in connection with such exchange.  On or as soon as reasonably practicable after the Closing Date, each Selling Fund will thereupon proceed to dissolve as set forth in Section 1.8 below.

Section 1.5        Ownership Of Units.  Each Selling Fund's ownership of the corresponding Acquiring Fund's Units will be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date.  Each Selling Fund Members' ownership of the corresponding Acquiring Fund's Units following the distributions referred to in Section 1.4 will also be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date.  Each Acquiring Fund's Units will be issued in the manner described in the Proxy Statement, as defined in Section 4.1(m), which shall have been distributed to Selling Fund Members.

Section 1.6        Transfer Taxes.  Any transfer taxes payable upon issuance of an Acquiring Fund's Units in a name other than the registered holder of the corresponding Selling Fund's Units on the books of the corresponding Selling Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund's Units are to be issued and transferred.

Section 1.7        Reporting Responsibility.  Any reporting responsibility of a Selling Fund is and shall remain the responsibility of such Selling Fund up to and including the Closing Date and such later date on which such Selling Fund is terminated.

Section 1.8        Termination Of The Selling Funds.  After the Closing Date, each Selling Fund shall cease operations and shall not engage in any transactions or activities other than the distribution of the corresponding Acquiring Fund's Units, as contemplated by Section 1.4, and those associated with the winding up of its affairs and its dissolution under the laws of the State of Delaware.  Each Selling Fund shall, as soon after the Closing Date as is reasonably practicable, take all actions as may be necessary to terminate its existence under Delaware law and to obtain an order of the Securities and Exchange Commission (the "Commission"), pursuant to Section 8(f) of the 1940 Act, declaring that such Selling Fund has ceased to be an investment company.

ARTICLE II

VALUATION

Section 2.1        Valuation Of Assets.  The value of each Selling Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be determined as of the close of business on the Closing Date using the valuation procedures of the corresponding Acquiring Fund.

Section 2.2        Valuation Of Units or Units To Be Issued.  The aggregate value of each Acquiring Fund's Units to be issued pursuant to Section 1.1 shall be equal to the value of the acquired assets of the corresponding Selling Fund determined in the manner and as of the time set forth in Section 2.1 less the liabilities of the corresponding Selling Fund assumed by the Acquiring Fund pursuant to Section 1.3.

Section 2.3        Determination Of Value.  All computations of value shall be made by Robeco in accordance with its customary practices in valuing the assets of the Acquiring Fund in accordance with the procedures of each Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

Section 3.1        Closing Date.  The closing of the Acquisition (the "Closing") shall take place on or about September 30, 2011 or such other date as the parties may agree to in writing (the "Closing Date").  All acts taking place as of the Closing shall be deemed to take place simultaneously at the close of business on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m. Eastern time at the offices of the Acquiring Funds, or at such other time or place as the parties may agree.  Any acts or items not required under this Agreement to take place or be delivered on or prior to the Closing Date shall take place or be delivered by no later than November 30, 2011.

Section 3.2        Effect Of Suspension In Trading.  In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities or other investments of investment funds in which the Acquiring Funds or the Selling Funds invest shall be closed to trading or trading thereon shall be restricted, such that it is not reasonably practicable to determine the value of the assets of either the Acquiring Funds or the Selling Funds as of such date or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate determination of the value of the net assets of the Acquiring Funds or the Selling Funds is impracticable, the Closing Date shall be postponed until the last business day of the month during which trading shall have been fully resumed and reporting shall have been restored and it is reasonably practicable to determine the value of the assets of both the Acquiring Funds and the Selling Funds.

Section 3.3        Transfer Agent And Custodian Certificates.  SEI Investments Global Fund Services, Inc. ("SEI"), as the administrator and transfer agent of each Selling Fund, shall deliver, with respect to each Selling Fund: (i) as soon as is reasonably practicable following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Members; and (ii) by November 30, 2011, a certificate of an authorized officer stating (a) with respect to TEI MF, the amount of TEI MF's outstanding Units owned by and the value of the corresponding Capital Account of each Selling Fund Member as of the Closing Date; and (b) with respect to TEI, the amount of outstanding Units of the Fund and the value of the Units held by each Selling Fund Member as of the Closing Date.  SEI Private Trust Company, as custodian for the assets of each Selling Fund, shall deliver, with respect to each Selling Fund:  (x) at the Closing a certificate of an authorized representative as to the assets it holds and acknowledging receipt of instructions to transfer such assets to the corresponding Acquiring Fund effective as of the Closing; and (y) as soon as is reasonably practicable following the Closing, a certificate of an authorized representative stating that it has transferred such assets to the corresponding Acquiring Fund.  SEI, the transfer agent for each Acquiring Fund, shall deliver at the Closing, with respect to each Acquiring Fund, a certificate as to the opening on the Acquiring Fund's member account records of accounts in the names of the corresponding Selling Fund and the corresponding Selling Fund Members.  As soon as is reasonably practicable following the Closing Date, each Acquiring Fund shall cause SEI to issue and deliver a confirmation evidencing such Acquiring Fund's Units have been credited as of the Closing Date to the corresponding Selling Fund's and corresponding Selling Fund Members' accounts on the books of the Acquiring Fund.  As soon as is reasonably practicable following the Closing Date, each Acquiring Fund will cause SEI to provide, to the corresponding Selling Fund evidence satisfactory to the corresponding Selling Fund that the Acquiring Fund's Units have been credited pro rata to the Selling Fund Members as of the Closing Date.  At the Closing, or as soon as reasonably practicable thereafter, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request.

Section 3.4        Statement of Assets and Liabilities of the Selling Fund.  As soon as reasonably practicable after the Closing Date, each Selling Fund shall deliver to the corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1        Representations Of The Selling Fund.  Each Selling Fund (unless otherwise specified) represents and warrants to the corresponding Acquiring Fund as follows:

(a)        The Selling Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        The Selling Fund is registered under the 1940 Act as a closed-end management investment company and such registration is in full force and effect.

(c)        The Board of Managers of the Selling Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)        The prospectus of TEI conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and at the time of use did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  TEI Units sold in transactions which required registration have been registered under the 1933 Act.

(e)        The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to member approval and to the Selling Fund obtaining the consents required by Section 5.5 hereof) by the Selling Fund will not result, in violation of any provision of the Selling Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(f)         The Selling Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in a Statement of Assets and Liabilities prepared by the Selling Fund as of the Closing Date.

(g)        To the knowledge of the Selling Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h)        The audited financial statements of the Selling Fund at March 31, 2011 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund of a material amount as of such date not disclosed therein.

(i)         Since March 31, 2011 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund.  For purposes of this subsection (i), distributions or accepted tenders of Units are deemed to be in the ordinary course of business.

(j)         All issued and outstanding Units of the Selling Fund are, and as of the Closing Date will be, duly and validly issued and outstanding.  All of the issued and outstanding Units will, as of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in Section 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Units of the Selling Fund nor any security convertible into Selling Fund Units of the Selling Fund.

(k)        As of the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than restrictions on the transfer of interests in private investment funds arising under the 1933 Act and such other restrictions as disclosed to the corresponding Acquiring Fund and accepted by the corresponding Acquiring Fund in its sole discretion.

(l)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject to its approval by Selling Fund Members and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m)       The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Commission by MS on Form N-14 relating to MS's Units to be issued hereunder and the proxy statement of the Selling Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they do not relate to MS, (i) will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of Selling Fund Members and as of the Closing Date, the Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by MS for use in the Registration Statement or Proxy Statement or for use in any supplement or amendment thereto.

(n)        The information furnished by TEI to MS for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

(o)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(p)        The schedule of investments delivered to the corresponding Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financial statements and as of the Closing Date.

(q)        The liabilities of the Selling Fund assumed by the corresponding Acquiring Fund  plus the liabilities, if any, to which the transferred assets are subject were incurred by the Selling Fund in the ordinary course of its business and are associated with the assets transferred.

(r)        As of the Closing Date, all federal and other material tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other material taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

Section 4.2        Representations of the Acquiring Funds.  Each Acquiring Fund (unless otherwise specified) represents and warrants to the corresponding Selling Fund as follows:

(a)        The Acquiring Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)        The Acquiring Fund is registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

(c)        The Board of Managers of the Acquiring Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

(d)        As of the Closing Date, the current prospectus of MS will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of any provision of the Acquiring Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(f)        To the knowledge of the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition and the conduct of the Acquiring Fund's business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, except for such liabilities as have been incurred in the ordinary course of its business and are duly reflected in its books and records.

(h)        As of the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Selling Fund.  For the purposes of this subsection (h), distributions or accepted tenders of Units are deemed to be in the ordinary course of business.

(i)         As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns) shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)         The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(k)        The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and as of the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the corresponding Selling Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

(l)         The Acquiring Fund's Units to be issued and delivered to the corresponding Selling Fund, for the account of corresponding Selling Fund Members, pursuant to the terms of this Agreement will, as of the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Units and will be fully paid and non-assessable by the Acquiring Fund, and no members of the Acquiring Fund or other person will have any preemptive right of subscription or purchase in respect thereof.

(m)       The information furnished by the Acquiring Fund to the corresponding Selling Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

(n)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(o)        The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase the Acquiring Fund's Units nor any security convertible into the Acquiring Fund's Units.

(p)        No consideration other than the Acquiring Fund's Units (and the Acquiring Fund's assumption of the liabilities of the corresponding Selling Fund, as contemplated by this Agreement) will be issued in exchange for the assets of the corresponding Selling Fund in the Acquisition.

Section 4.3        Mutual Representations.  Each Selling Fund and each Acquiring Fund represent and warrant to the other as follows:

(a)        The fair value of the Acquiring Fund's Units and other consideration received by each Selling Fund Member will be approximately equal to the fair value of the corresponding Selling Fund's Units surrendered in exchange therefor.

(b)        Selling Fund Members will pay their respective expenses, if any, incurred in connection with the transaction.

(c)        None of the compensation received by any Selling Fund Member who is an employee of or service provider to the Selling Fund will be separate consideration for, or allocable to, any of the Selling Fund's Units that such Selling Fund Member held; none of the Acquiring Fund's Units that any such corresponding Selling Fund Member receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Selling Fund Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

ARTICLE V

COVENANTS OF THE ACQUIRING FUNDS AND THE SELLING FUNDS

Section 5.1        Operation In Ordinary Course.  Each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date hereof and the Closing Date.

Section 5.2        Investment Representation.  Each Selling Fund covenants that the corresponding Acquiring Fund's Units to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

Section 5.3        Approval By Members.  Each Selling Fund will call a meeting of its Selling Fund Members to be held before the Closing Date to consider and act upon this Agreement and will take all reasonable actions necessary to obtain approval of this Agreement and the transactions contemplated herein by its members.

Section 5.4        Additional Information.  Each Selling Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's Units.

Section 5.5        Transfer Of Investments.  Each Selling Fund will take all actions reasonably necessary: (a) to obtain necessary consents to and to enable the transfer of its investments in private investment funds to the corresponding Acquiring Fund in connection with the Acquisition; and (b) to sell, transfer or otherwise dispose of any such investments as to which such consents have not, prior to the Closing, been obtained.

Section 5.6        D&O Insurance.  Prior to the Closing, each Selling Fund shall have taken such actions as may be necessary to extend the term of the existing directors and officers liability insurance policy of the Selling Fund (the "D&O Policy") so as to provide coverage thereunder to managers of the Selling Fund for a period of five (5) years following the Closing Date.

Section 5.7        Further Action.  Subject to the provisions of this Agreement, each Acquiring Fund and each Selling Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

Section 5.8        Proxy Statement .  In connection with the meeting of the Selling Fund Members referred to in Section 5.3, each Selling Fund will prepare a Proxy Statement for such meeting, to be included in the Registration Statement, which MS files for registration under the 1933 Act of the offering of  MS's Units to be distributed to the Selling Fund Members hereunder, all in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

Section 5.9        Compliance with Rule 17a-8.  In connection with the transactions contemplated herein, each Fund agrees that the determinations made by its respective board of managers as required by Rule 17a-8 under the 1940 Act, and the bases thereof, including the factors considered by the Managers, will be recorded fully in the minute books of each Selling Fund.  Each Acquiring Fund agrees that it will preserve written records that describe the Acquisition and its terms for six years after the Acquisition (and for the first two years in an easily accessible place).

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUNDS

Section 6.1        The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided in this Agreement, and, in addition thereto, shall be subject to the condition that all representations, covenants, and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the corresponding Acquiring Fund, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

Section 6.2        The obligations of each TEI Fund to consummate the transactions provided for herein and close the Acquisition with respect to such Fund shall be contingent upon the closing of the Acquisition by each other TEI Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided for in this Agreement, and, in addition thereto, shall be subject to the condition that:

Section 7.1        All representations, covenants, and warranties of the corresponding Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Selling Fund shall have delivered to the Acquiring Fund a certificate executed in its name by a duly authorized officer of the corresponding Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

Section 7.2        The corresponding Selling Fund shall have delivered to the Acquiring Fund a list of the corresponding Selling Fund's portfolio securities as of the Closing Date, certified by the Treasurer of the Selling Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
AND THE SELLING FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Selling Fund or each corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement, except as otherwise provided herein:

Section 8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the Selling Fund's outstanding Units in accordance with the provisions of the Selling Fund's amended and restated Limited Liability Company Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund.  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.1.

Section 8.2        As of the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

Section 8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

ARTICLE IX

EXPENSES

Section 9.1        Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the parties hereto (excluding extraordinary expenses), whether incurred before or after the date of this Agreement, will be borne by Robeco.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund's Units to be issued in connection herewith in each state in which corresponding Selling Fund Members are resident as of the date of the mailing of the Proxy Statement to such members; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

Section 10.1      Each Acquiring Fund and each corresponding Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Except for the representations, warranties, and covenants in Section 5.7, all other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

Section 11.1      This Agreement may be terminated by the mutual agreement of each Acquiring Fund and the corresponding Selling Fund.  In addition, either an Acquiring Fund or a corresponding Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        of a breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Closing Date, if not cured within 30 days; or

(b)        a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Section 11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the corresponding Selling Fund, or their respective Managers or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

Section 12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Selling Fund and each corresponding Acquiring Fund; provided, however, that following the mailing of the Proxy Statement to Selling Fund Members, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Acquiring Fund's Units to be issued to Selling Fund Members under this Agreement to the detriment of such members without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

Section 13.1      The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

Section 13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 13.5      With respect to each Acquiring Fund, each Selling Fund and their respective boards of managers, the names used herein refer respectively to the fund, and, as the case may be, the managers of such funds, as managers but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of each Acquiring Fund and each Selling Fund.  The obligations of each Acquiring Fund and each Selling Fund entered into in the name or on behalf thereof by any of the managers, representatives or agents of the Acquiring Fund and the Selling Fund, respectively, are made not individually, but in such capacities, and are not binding upon any of the managers, members, representatives or agents of the Acquiring Fund and the Selling Fund, as the case may be, personally, but bind only the property of the respective Funds.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.

By:
Name: Title:

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.

By:
Name: Title:

With respect to Section 9.1 only: ROBECO INVESTMENT MANAGEMENT, INC.

By:
Name: Title:

EXHIBIT C
PRINCIPAL HOLDERS OF UNITS

On July 11, 2011, all officers and Managers of the Funds owned, in the aggregate, less than 1% of the Units of any Fund.

To the best knowledge of the Funds, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding Units of any of the Funds.

Fund Name	Name and Address of Account	Unit Amount	Percentage
TEI	UBS Account A (1) 1285 Avenue of the Americas New York, NY 10019-6028	$1,032,607	5.5%
TEI Inst.	Wells Fargo Account A (2) One North Jefferson Avenue St. Louis, Missouri 63103	$2,987,588	7.4%
	Morgan Stanley Account A (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$8,939,513	22.2%
	Morgan Stanley Account B (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$7,752,394	19.2%
	Morgan Stanley Account C (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$4,490,689	11.1%
Triton	UBS Account B (1) 1285 Avenue of the Americas New York, NY 10019-6028	$3,959,602	5.3%
TEI MF	ROBECO-SAGE TRITON FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$75,313,492	56.0%
	ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$18,952,303	14.1%
	ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$40,330,653	30.0%
MS Inst.	Wells Fargo Account B (2) One North Jefferson Avenue St. Louis, Missouri 63103	$3,138,218	14.0%
	Morgan Stanley Account D (3) 522 Fifth Avenue, 13th Floor New York, NY 10036	$1,244,403	5.6%
MSMF	ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$101,122,027	81.9%

Fund Name	Name and Address of Account	Unit Amount	Percentage
ROBECO-SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C. 909 THIRD AVENUE, 32ND FL. NEW YORK, NY 10022	$22,355,670	18.1%

Notes:
(1)  UBS holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.
(2)  Wells Fargo holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.
(3)  Morgan Stanley holds an account for the benefit of an investor where the account comprises more than 5% of the Fund.

PROXY CARD FOR ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C. Proxy for A Special Meeting of Members – September 9, 2011

The undersigned member of the above named Fund hereby appoints Timothy J. Stewart and William R. Stout jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of the Fund, as applicable, held of record by the undersigned on July 11, 2011 at the Joint Special Meeting of members of the Fund to be held on September 9, 2011 at the offices of Robeco Investment Management, Inc., at 909 Third Avenue, 32nd Floor, New York, New York 10022 4:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matters listed below.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-622-1291. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Members to Be Held on September 9, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/robecofunds.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL, via the INTERNET or by E-MAIL.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet, by phone or by e-mail, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-622-1291 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

E-MAIL:	To vote via e-mail, please send the control number found on the reverse side of this proxy card to sspence@altmangroup.com along with your voting instructions (for, against or abstain).

NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Member sign here	Date

Joint member sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY MEMBER’S VOTE IS IMPORTANT.

ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.  To be counted, proxies must be received prior to the September 9, 2011 Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting (even if held on a different date due to adjournment), including on whether to adjourn the meeting.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve a new Investment Advisory Agreement between the Fund and Arden Asset Management LLC ("Arden"). Such approval also constitutes a separate approval of a new Investment Advisory Agreement between Arden and Robeco-Sage Multi-Strategy TEI  Master Fund, L.L.C. (“TEI MF”) into which the Fund is a feeder.
□	□	□

2. To approve an Agreement and Plan of Reorganization to consolidate certain Robeco-Sage funds such that substantially all of the assets and liabilities of: (a) Robeco-Sage Multi-Strategy TEI Fund, L.L.C. would be acquired by Robeco-Sage Multi-Strategy Fund, L.L.C. (“MS”) in exchange for units of limited liability company interests ("Units") of MS; and (b) TEI MF would be acquired by Robeco-Sage Multi-Strategy Master Fund, L.L.C. (“MSMF”), in exchange for Units of MSMF. (As a result of the Reorganization, the Fund and Robeco-Sage Triton Fund, L.L.C., though not merging, would receive Units of MSMF and become feeder funds into MSMF, in lieu of being feeder funds into TEI MF).
□	□	□

THANK YOU FOR VOTING